Exhibit 99.1

   Investor Event  November 16, 2021

   Forward Looking Statement and Non-GAAP Financial Information  2  This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.This presentation includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance.  The non-GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures.  Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies.  We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.  An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Also note that a reconciliation of certain forward-looking statements, however, is not provided due to no reasonably accessible or reliable comparable GAAP measures for such statements and the inherent difficulty in forecasting and quantifying such statements that are necessary for such reconciliation.

 Today’s Agenda  3  Rupert Vessey  Samit Hirawat  Chris Boerner  David Elkins    Giovanni Caforio  Strategic Overview  Innovation Engine & Early Pipeline  Late-Stage Pipeline Update  Commercial Opportunities  Financial Overview  BREAK (10 min)  Giovanni Caforio  Closing, Q&A  Conclusion, lunch reception  12:00 pm

 Giovanni CaforioBoard Chair and Chief Executive Officer  Strategic Overview

 A differentiated biopharma company focused on innovative medicines for patients with cancer and other serious diseases  BEST OF BIOTECHBEST OF PHARMA  Leading scientific innovationCollaborating at center of the biotech ecosystemLeveraging global scale and agilityDriven by the best people  5  Our strategic foundation

   Diabetes business divested, e.g.  Creating our biopharma company  Focusing on specialty medicines  Deepening our innovation engine& long-term growth drivers  BioPharma Strategyintroduced  2013  2007  2008  2009  2019  2020        2021  2017  2012  2010  2011  2014  2015  2016  2018                            Continued execution of biopharma strategy  6  New product portfolio launches      LOE  LOE  LOE  LOE  acquisition  divestiture  Portfolio transformation enabled by strong track record of commercial execution

 From 11 to 22 Phase 3 & registrational expansion opportunities  Deepening our innovation engine since 2019  7  Deeper pipeline   Expanded research platforms  Industry leading Protein Homeostasis capability Expanding Cell Therapy platforms  Broader external partnership network  Currently >300  From 29 to 64 Phase 1 & 2 assets

Well positioned with a diverse portfolio of leading medicines

Leading Products across Four Therapeutic Areas

Solid Tumor Oncology

OPDIVO (nivolumab)
YERVOY (ipilimumab) Injection for intravenous infusion
Abraxane

Hematology

Revlimid (lenalidomide) capsules
Pomalyst (pomalidomide) capsules
SPRYCEL dasatinib

Cardiovascular

Eliquis apixaban

Immunology

ORENCIA (abatacept)

New Product Portfolio

Reblozyl (luspatercept-aamt) for injection 25mg • 75mg
ONUREG (azacitidine) tablets
INREBIC (fedratinib) capsules
ZEPOSIA (ozanimod) capsules
Breyanzi (lisocabtagene maraleucel)
Abecma (idecabtagene vicleucel)

mavacamten*
rela+nivo FDC*
deucravacitinib*

Deep & Broad Late-stage Pipeline

iberdomide
CC-92480
FRα ADC
milvexian
BCMA TCE
cendakimab
bempeg

+ Expansion opportunities across multiple assets

Robust Early-stage Pipeline**

50+ assets

Across leading drug discovery platforms:

- Small molecules
- Protein homeostasis
- Biologics
- Cell therapy

**Phase I / II Assets

Financial strength enabling continued investment for growth

Bristol Myers Squibb

* Anticipated launches

Not for Product Promotional Use
8

Our Commitment as a sustainable organization

	Environment	Social	Governance
Key Priorities	Embracing environmental stewardship	Promoting product quality & safety Cultivating diversity, equity & inclusion Ensuring health equity, patient access & innovation	Maintaining highest ethics, integrity & compliance Upholding Board oversight & accountability
Concrete Commitments	2024 • Science-based emissions reduction targets established 2030 • 100% renewable electricity 2040 • Net neutral GHG • 100% EV fleet • 100% equitable water use • Zero waste to landfill	2021 • ≥ 25% new clinical trial sites in diverse metro areas 2022 • Gender **parity** at executive level • **2X** representation for Black/African American & Hispanic/Latino executives 2025 • **$1B** spend with diverse suppliers	• Experienced & diverse Board – Board oversight of strategy & key enterprise risks – 60% female & ethnically diverse directors • Shareholder rights – Regular shareholder engagement – Proxy access – Special meeting right (15%)

Bristol Myers Squibb™ Not for Product Promotional Use 9

Confidence in our ability to address future key LOE exposures

1H Decade

Revlimid (lenalidomide) capsules · SPRYCEL dasatinib · Pomalyst (pomalidomide) capsules · Abraxane

2H Decade

OPDIVO (nivolumab) · YERVOY (ipilimumab) · Eliquis apixaban

Multiple drivers of growth to more than offset LOE headwinds

New Product Portfolio

$25B+

NRA revenue potential

Mid to late stage Pipeline

- iberdomide
- CC-92480
- milvexian
- BCMA TCE
- bempeg
- cendakimab
- FRα ADC

Early-Stage Pipeline

50+ assets

Financial strength

$45 - $50B

free cash flow 2021-2023

Bristol Myers Squibb

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval
Financial projections may contain non promoted sales, BMS promotes only according to label

Not for Product Promotional Use 10

   ($12B – $14B)  +$8B – $10B  +$10B – $13B  2020 Revenues  LOE Brands  In-Line Brands  Primarily I-O & Eliquis  2025 Revenues  New Product Portfolio  Growth 2020-2025Low to mid-single digit revenue CAGR*  2020-2025 revenue growth:Continuing Business offsets LOEs  11  LOE Brands = Revlimid, Pomalyst, Sprycel, and Abraxane  Not for Product Promotional Use    Continuing Business  Financial projections may contain non promoted sales, BMS promotes only according to label    *At constant exchange rates – Non-GAAP, on a risk-adjusted basis - There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information

Opportunity for a more diversified portfolio in 2025

Total Company Revenue Composition


2020
~ 1%
~30%
~70%
Revlimid, Eliquis & I-O
2025
~ 25%
~50%
~25%
Eliquis & I-O
New Product Portfolio
All Other

New Product Portfolio expected to represent **~25%** of total company revenue expected in 2025, with continued growth expected

Reduced concentration of top brands from ~70% in 2020 to ~50% in 2025; trend expected to continue

Bristol Myers Squibb

New Product Portfolio = Abecma, Breyanzi, Inrebic, Onureg, Reblozyl, Zeposia, deucravacitinib, mavacamten, rela + nivo FDC

Not for Product Promotional Use 12

   New Product Portfolio has significant growth potential  deucravacitinib  $3B+  $4B+  Note: Non-risk adjusted sales subject to positive registrational trials and health authority approval  $1B+  mavacamten  rela+nivo FDC  Broad New Product Portfolio with $25B+non-risk adjusted revenue potential in 2029  13

Broad pipeline addresses diseases with significant commercial potential

Mid to late-stage pipeline

- milvexian
- CC-92480
- cendakimab
- BCMA TCE
- iberdomide
- bempeg
- FRα ADC

Early-stage pipeline

50+ assets

Focused in disease areas with large and growing commercial potential

Cardiovascular $20B+

HF $3B+ | Thrombosis $19B+

Hematology $40B+

MM $20B+ | NHL $11B+
MDS $1B+ | AML $1B+
CLL $6B+

Immunology $75B+

RA $28B+ | Psoriasis $20B+
PsA $4B+ | Ank. Spond. $1B+
Lupus $1B+ | Atopic Derm $4B+
UC $6B+ | Crohn's $13B+

Solid Tumor Onc $80B+

Lung $25B+ | CRC $7B+
Breast $21B+ | Prostate $10B+
Ovarian $2B+ | Renal $7B+
Melanoma $7B+ | GI $1B+
H&N $2B+ | Liver $1B+

Source: EvaluatePharma 2020 estimates

Bristol Myers Squibb™

Not for Product Promotional Use 14

Business Development remains a top priority

Consistent criteria for sourcing external innovation

- Strategically Aligned
- Scientifically Sound
- Financially Attractive

Focused on therapeutic areas of interest

- Oncology
- Hematology
- Immunology
- Cardiovascular
- Neurology

Current focus:

- Emerging science-based in-licensing opportunities
- Small & mid-sized bolt-on opportunities to strengthen innovation engine & long-term growth profile

Bristol Myers Squibb™ Not for Product Promotional Use 15

   New Product Portfolio and pipeline provide multiple pathways to growth from 2025 to 2029    New product portfolio and pipeline products will continue to provide revenue replacement power, offsetting Eliquis and I-O LOEs        Additional optionality from disciplined Business Development  Delivery of late-stage pipelineCombination of new products & high-value expansion opportunities:Reblozyl LCMdeucravacitinib LCMmavacamten LCMrelatlimab LCMmilvexianiberdomide   2025 Revenues  LOE Brands  2029 Revenues  Additional growth from New Product Portfolio  Advancing robust pipeline  Diverse, growing New Product Portfolio        Growth 2025-2029  16

 Critical 2022 & 2023 deliverables to unlock value of New Product Portfolio  Enable expansion forReblozyl through successful1L MDS COMMANDS trial  17  deucravacitinib  mavacamten  Deliver successful launch of mavacamten over the next year  Establish deucravacitinib as oralof choice in Psoriasis  Establish broad access for Zeposia in UC  Build industry-leading cell therapy franchise, anchored on Breyanzi

 What we will cover with you today  18  Provide insight to our innovation engine  Rupert Vessey  Samit Hirawat  Chris Boerner  David Elkins  Review ourmid & late-stage pipeline  Discuss the building blocks of growth  Review our financial strength & approach to capital allocation

 Innovation Engine & Early Pipeline  Rupert Vessey,MA, BM, BCh, FRCP, DPhil President, Research & Early Development

 R&D Strategic Foundation  An innovation company developing first-in-class & best-in-class medicines addressing significant unmet need  20  External Partnerships  Portfolio Execution  Talent  Key Enablers of Our Success  Innovative R&D Platforms  Digital Innovation

 An Integrated Approach to Research and Development  21      Global Drug DevelopmentMaximize innovation and productivity for late stage and LCM opportunities  Research & Early DevelopmentDrive innovation and bring forward next generation assets

 Differentiated and Diversified Portfolio Grown through Internal R&D and BD  22          Distribution of clinical pipeline (2019 to 2021) # of assets  Diversifying portfolio across TAs  Rich early and mid-stage pipeline  Modality agnostic approach  5  2019  40  2021  4  3  86  Neuroscience  Cardiovascular  Hematology  Fibrosis  Immunology  Oncology  86  11  2021  2019  Ph1, Ph2  Ph3, LCM  86  40  2021  2019  Biologic  Small Molecule  Cell Therapy  4  40

Industry Leading Drug Discovery Platforms

Small Molecule Drug Discovery



New Targets
Screening
2.5MM Cmpds
50K CelMods
Hit Validation
Exploratory SAR
CryoEM
Drug Candidates
Cro Network
Lead Optimization
Medchem - Radiochem
ML - Cheminformatics

Complex Biotherapeutics

Probodies



Tumor/Tissue activation

CTLA-4 probody CYTOMX

Immune Cell Engagers



Immune cell engagers

NK Cell T-cell engager Dragonfly

Bi-Specifics



Optimized targeting

Pre-clinical

Site Specifics ADCs



Improved therapeutic index

BCMA ADC SUTRO BIOPHARMA

Protein Homeostasis

Modalities



1
Molecular Glue
Target
Cereblon

CELMoD



2
Heterobifunctional
Target
Ligase

LDD



3
Intrinsic Degrader
Target
?

Novel

Cell Therapy

CAR



Human binding domain
Spacer
Transmembrane domain
Costimulatory domain CD28 or 4-1BB
CD3ζ

CAR T technology: recognizes proteins on the surface of cancer cells

TCR



Affinity maturation
Constant region

TCR technology: recognizes intracellular tumor-specific proteins

Bristol Myers Squibb™ Not for Product Promotional Use 23

Novel Assets Advancing from our Protein Homeostasis Platform

Modalities


1
Molecular Glue
2
Heterobifunctional
3
Intrinsic Degrader
Target
Cereblon
Target
Ligase
Target
?
CELMoD
LDD
Novel

Asset	Indication	Phase
iberdomide A/I* CELMoD	MM	Late Development
CC-92480 A/I* CELMoD	MM	Late Development
CC-90009 GSPT1 CELMoD	AML	Early Development
CC-99282 A/I* CELMoD	Lymphoma	Early Development
CK1α CELMoD	AML	Early Development
AR-LDD	Prostate Cancer	Early Development
2 Novel LDD 5 Novel CELMoD	Heme-Onc, Inflammation	Full Discovery

Bristol Myers Squibb
* Aiolos/Ikaros
Not for Product Promotional Use 24

 Broad Investment in Next Generation Cell Therapies  25  Engineered TCR T Cells for Solid Tumors  CAR T Armed Payload  Recognizes intracellular targets  Overcoming tumor microenvironment resistance  Healthy donors  Patients  Allogeneic CAR T Cells  Off the shelf alternative  Enabled through strategic partnering  Dual Antigen Targeting CAR Ts  Mitigating antigen loss

 Immune Cell Engager Molecules are Complementary Modalities to Cellular Therapy  26  Current Portfolio (public)  Bispecific Antibodies: Direct host immune cells (T or NK) to recognize & attack tumor cells    Indication  Asset  Disc  Pre-clinical  Ph1  AML  CD33 NKE          AML target NKE          AML target NKE        Lymphoma / CLL  BCM target NKE           BCMA TCE        Myeloma  BCMA NKE          BCMA TCE        Solid Tumor  Solid tumor target TCE          ST target NKE          ST target NKE        Inflammation/neuroscience   NS target NKE                              (CC-93269)

Internal R&ED Strengths are Amplified through Active External Partnerships


Mechanisms of Cancer Resistance
Tumor Micro-Environment
Immuno-Oncology & Cell Therapy
Oncogenesis
Discovery Biothera-peutics
Small Molecule Drug Discovery
Neuroscience
Inflammation, CV & Fibrosis
Informatics & Predictive Sciences
Cross-Therapeutic
Bristol Myers Squibb
>85
Active Collaborations
9
Licenses Optioned 2021
4
INDs Filed 2021
REPARE THERAPEUTICS
Université de Montréal
agenus
KYOTO UNIVERSITY
enterome
Dragonfly
compugen
UCSF
H3
Eisai
OBSIDIAN THERAPEUTICS
Dana-Farber Cancer Institute
FRED HUTCH
Tsinghua University
EMORY UNIVERSITY
editas
ikena ONCOLOGY
Arsenal BIOSCIENCES
PeptiDream
gemoab
Dragonfly THERAPEUTICS
SUTRO BIOPHARMA
immatics
triPHASE
evotec
DARWIN HEALTH
KING'S College LONDON
CANCER RESEARCH UK
Recombinant Antibody Network
CYTOMX THERAPEUTICS
zymeworks
Adimab
X-CHEM
Scripps Research
VIVTEX
Open Targets
Dragonfly
insitro
SKYHAWK THERAPEUTICS
prothena
evotec
AVIDITY BIOSCIENCES
Fulcrum Therapeutics
KeyBioscience
ANOKION
EXEMPLAR
NIMBUS THERAPEUTICS
Roche
santaris pharma a/s
uniQure
Queen Mary University of London
熊本大学 Kumamoto University
UNIVERSITY OF MIAMI
HARVARD UNIVERSITY
BioMotiv
Kyorin
biobank
Guardian
SevenBridges
TEMPUS
PicnicHealth
IMIDomics
Genes & Health
strand
ConcertAI
indivumed
flatiron
COTA
CROHN'S & COLITIS FOUNDATION
INNGEN
GNS HEALTHCARE
ADNI
PathAI
VIVIDION
biopôle
Molecular Templates
Exscientia
SKYHAWK THERAPEUTICS
beLAB2122
beLAB1407
SCHRÖDINGER
MMPACT
evotec
LAB282
Columbia University
Mount Sinai
Johns Hopkins University
Penn

Bristol Myers Squibb
Not for Product Promotional Use 27

 Rapidly Advancing Neuroscience Pipeline Built through External Partner Network  28  By end of 2023, five assets will have completed Phase 1 and two assets will have Phase 1 ongoing  Machine learning  Protein Homeostasis  Protein Clearance  RNA Splicing  Remyelination and Repair  Neuroinflammation Zeposia approved US and EU 2020  Mitophagy  Endocannabinoid enhancer IND 2020: FIH June 2020  CC-97489  Multiple SclerosisNeuroinflammation

Increasing Optionality for Additional Platforms and Technologies via Strategic Equity Investments

Opportunities for Visibility and Guidance

- Potential 1st mover advantage for early data access and partnership opportunities
- Board observer seats provide opportunities to provide guidance on research and development

Equity Portfolio Focus

	Direct Equity	LP Venture Capital	Actively Managed Incubators
Description	• Direct relationships with innovative companies seen as too early stage or inaccessible for broader partnership • ~ 75 investments	• Deliberately constructed VC portfolio to provide access to innovation across geographies, company stages, TAs and sectors	• Partnerships between incubators and BMS support innovation arising from academic centers across multiple geographies
Examples	• Pure direct equity: Orna, Aktis • Equity structured with partnership: Arsenal Bio	• Company creation: Avalon Bioventures • Dedicated focus: Droia Genetic Medicines Fund	• Geographic diversity: LAB2030 • Incubator to Accelerator: Dark Blue Therapeutics

~$5B total equity investments

Not for Product Promotional Use 29

Integrating AI & Machine Learning into Drug Discovery and Development to Enable Better Decisions and Faster Execution

Discovery through Proof-of-concept

Phenotypic Screening
Novel targets | CELMoD® MoA

Compound Optimization
Reduced cycle times | Computer assisted design

Biomarker Discovery
Multi-omics analysis | Digital pathology | Imaging

Registrational Program Execution

Hypothesis Validation
Large internal datasets | Signal detection | Patient selection

Protocol Design
Competitive positioning | Virtual trial augmentation | Novel endpoints

Trial Execution
Patient data collection | Improved Site / Investigator Communication

Bristol Myers Squibb
Not for Product Promotional Use 30

Phase 1 / Phase 2 Pipeline

	Phase 1	Phase 1b/2	POC / initiation of registrational development
Hematology	CD47xCD20[3]; BCMA NEX T[3]; GPRC5D CAR T[3]; CD19 NEX T[3]; CK1α CELMoD[3]; CD33 NKE[3]; BCMA NKE[3]; BET Inhibitor (CC-95775); ROR1 CAR-T[3]	BCMA TCE; GSPT1 CELMoD (CC-90009); Anti-SIRPα[1] (CC-95251); BCMA CAR T (bb21217); BCMA ADC; A/I CELMoD (BCM) (CC-99282); BET Inhibitor (BMS-986158)	A/I CELMoD (MM) (CC-92480); iberdomide
Oncology	AR LDD[3]; Anti-TIM3; CD3xPSCA[2] (GEM3PSCA); IL-12 Fc (BMS-986415); Anti-CTLA-4 NF PB; Anti-NKG2A[3]; TGFβ Inhibitor; STING Agonist; Anti-OX40; Anti-CCR8[3]; TIGIT Bispecific; AHR Antagonist[2] (IK-175)	BET Inhibitor[1] (CC-90010); Anti-CTLA-4 NF; farletuzumab - eribulin ADC; LSD1 Inhibitor[1]; Anti-CTLA-4 PB; motolimod; Anti-Fucosyl GM1; Anti-IL-8 (BMS-986253); Anti-TIGIT	
Immunology	Anti-CD40[3]; IL2-CD25[3]; TYK2 Inhibitor	branebrutinib; afimetoran (TLR7/8 Inhibitor); MK2 Inhibitor; Imm. Tolerance (*Anokion*)[2]; S1PR1 Modulator	
Cardiovascular	FPR-2 Agonist; Cardiac Myosin Inh. (MYK-224); FXIa Inhibitor; ROMK Inhibitor	danicamtiv; FA-Relaxin	milvexian (FXIa Inhibitor)
Fibrosis	NME	HSP47; LPA1 Antagonist	
Neuroscience	FAAH/MGLL Dual Inhibitor; Anti-Tau[2,3] (PRX005); BTK Inhibitor[3]; eIF2B Activator[3]		

Legend: Hematology, Oncology, Immunology, CV, Fibrosis, Neuroscience

Opportunity for >20 POC decisions in the next three years

[1] In development for solid tumors and hematology
[2] BMS has an exclusive option to license and/or option to acquire
[3] IND/CTA approved

Bristol Myers Squibb | Not for Product Promotional Use 31

Protein Homeostasis

CC-99282, a novel CELMoD Ikaros/Aiolos degrader optimized for NHL


Ikaros/ Aiolos
Ikaros/ Aiolos
CC-99282
CRBN
DDB1
ROC1
CUL4
CUL4 E3 ligase complex
Ub
Ub
Ub
Ikaros/ Aiolos
Proteasome
Tumor cell
Tumoricidal activity
Effector cell
Immune stimulation

CRBN, cereblon; CUL4, cullin 4; DDB1, DNA damage-binding protein 1; ROC1, regulator of cullins-1; Ub, ubiquitin.

- CC-99282 designed for rapid and maximal substrate degradation profile
- Demonstrates broad and potent cell autonomous activity (cell death) in DLBCL cell lines
- Significant in vivo activity in both ABC and GCB DLBCL xenografts, with regression and tumor free mice on either QD or intermittent schedules
- Distribution profile that favors target tissues (lymphoid organs)


Sensitivity of DLBCL cell lines
LEN
AVA
CC-99282
Proliferation IC$_{50}$ (µM)
10
1
0.1
0.01
0.001
ABC
GCB
PMBL
SU-DHL-2
TMD8
Farage
OCI-Ly7
KARPAS-422
SU-DHL-10
OCI-Ly19
WSU-DLCL2
RC-K8
KARPAS-1106P
OCI-Ly10
U-2940
SU-DHL-16
RIVA
SU-DHL-6
U-2932
SU-DHL-8
HT
SU-DHL-4
Toledo
Pfeiffer
OCI-Ly3
DB
DLBCL cell lines

Bristol Myers Squibb

Lopez-Girona, A. et al. CC-99282 is a novel cereblon E3 ligase modulator (CELMoD) agent with potent and broad antitumor activity in preclinical models of diffuse large B-cell lymphoma Hematol Oncol. 2021

Not for Product Promotional Use 32

Protein Homeostasis

CC-99282-NHL-001[a]: study design and objective

Key eligibility criteria (Part A)

- R/R DLBCL or FL
  - ≥ 2 prior regimens including CELMoD agent or CAR T cell therapy

OR

- R/R DLBCL
  - ≥ 1 prior regimen and ineligible for transplant

Study endpoints

- **Primary**: safety, tolerability, MTD, RP2D
- **Secondary**: PK, preliminary efficacy of CC-99282 monotherapy

Part A: dose escalation

3 distinct intermittent dosing schedules:

- *≥ 3 patients per dosing cohort*

RP2D

...

0.4 mg

0.2 mg

Objective:
To evaluate safety and preliminary efficacy of CC-99282 in R/R DLBCL and FL

Part B: dose expansion

Cohort A
R/R DLBCL: CC-99282

Cohort B
R/R FL: CC-99282

Cohort C
R/R DBLCL: CC-99282 + rituximab

Cohort D
R/R FL: CC-99282 + rituximab

Michot J-M, et al. ASH 2021. Abstract #3574

[a]Study number NCT03930953; CAR, chimeric antigen receptor; FL, follicular lymphoma; MTD, maximum tolerated dose; PK, pharmacokinetics; RP2D, recommended phase 2 dose; R/R, relapsed or refractory.

Bristol Myers Squibb™ Not for Product Promotional Use 33

Protein Homeostasis

CC-99282: Encouraging Early Profile in NHL

Patient baseline characteristic	Overall (n = 35)
Age, median (range), years	66.0 (35-81)
DLBCL, n (%) FL, n (%)	30 (85.7) 5 (14.3)
No. of prior anticancer tx, median (range)	3 (1-8)
Failure of last anticancer tx, n (%)	20 (57.1)
Stem cell transplant, n (%)	7 (20.0)
CAR T cell therapy, n (%)	7 (20.0)

Safety	Overall (n = 35)
≥1 Gr3/4 TEAEs related to CC-99282, n (%)	21 (60.0)
Hematologic TEAEs Neutropenia Febrile neutropenia Thrombocytopenia	 19 (54.3) 2 (5.7) 3 (8.6)
Nonhematologic TEAEs Diarrhea Fatigue	 1 (2.9) 1 (2.9)

CC-99282 monotherapy showed a predictable and manageable safety profile and demonstrated promising efficacy in heavily pretreated pts with R/R NHL with PK/PD data consistent with robust CC-99282-mediated antitumor activity.

Interim PK/PD analyses showed that increase in plasma CC-99282 and degradation of Ikaros/Aiolos in peripheral T cells occurred in a dose-dependent manner where maximum degradation (> 90%) occurred by day 4 of treatment at doses ≥ 0.4 mg


Best overall responses
ORR = 40%
CR 12% (n = 3)
PR 28% (n = 7)
CR
PR
Patients (%)
100
80
60
40
20
0
Efficacy evaluable patients (n = 25*)

* Includes patients who received ≥ 0.4 mg on tolerated dosing schedules
CR, complete response; ORR, overall response rate; PR, partial response

Bristol Myers Squibb

Data cut: 09Apr2021; Michot, JM. et al. Clinical Activity of CC-99282, a Novel, Oral Small Molecule Cereblon E3 Ligase Modulator(CELMoD) Agent, in Patients (Pts) with Relapsed or Refractory Non-Hodgkin Lymphoma (R/RNHL) - First Results from a Phase 1, Open-Label StudyTo be presented at ASH 2021. Abstract #3574

Not for Product Promotional Use
34

Biotherapeutic

CC-95251: A Novel anti-SIRP-alpha Monoclonal Antibody


Reduced negative regulation of phagocytic cells
CC-95251
SIRPα
SIRPα
CD47
NHL cancer cell
CD20
FcγR
FcγR
Rituximab
Phagocytosis
Macrophage
+
Potential for enhanced adaptive immune response via increased antigen presentation
Antitumor immunity
Increased ADCP

Zhang W; et al. Front Immunol 2020;11:18; Sockolosky JT, et al. PNAS 2016;113(19):E2646-54.

ADCP, antibody-dependent cellular phagocytosis; FcγR, Fc gamma receptor; NHL, non-Hodgkin lymphoma; SIRPα, signal regulatory protein alpha.

Abstract 2493: Interim results from the first clinical study of CC-95251, an anti-signal regulatory protein alpha (SIRPα) antibody, in combination with rituximab in patients with relapsed and/or refractory non-Hodgkin lymphoma (R/R NHL)

Paolo Strati,[1] Eliza Hawkes,[2] Nilanjan Ghosh,[3] Joseph Tuscano,[4] Quincy Chu,[5] Mary Ann Anderson,[6] Amar Patel,[7] Michael R. Burgess,[7] Kristen Hege,[7] Sapna Chhagan,[7] Sarandeep Boyanapalli,[7] Tracey Day,[7] Frank Shen,[7] Amitkumar Mehta[8]
[1]The University of Texas MD Anderson Cancer Center, Houston, TX, USA; [2]Austin Health-Austin Hospital, Heidelberg, VIC, Australia; [3]Levine Cancer Institute, Charlotte, NC, USA; [4]University of California, Davis, Sacramento, CA, USA; [5]Cross Cancer Institute, Edmonton, AB, Canada; [6]Peter MacCallum Cancer Centre, Melbourne, VIC, Australia; [7]Bristol Myers Squibb, Princeton, NJ, USA; [8]University of Alabama at Birmingham, Birmingham, AL, USA

Bristol Myers Squibb
Not for Product Promotional Use
35

Biotherapeutic

CC-95251: Phase 1 study design and dose schedule

Key eligibility criteria

Inclusion criteria:
- CD20+ R/R NHL
- ECOG PS 0-1
- Disease progression on standard anticancer therapy or no approved conventional therapy available
- Prior SCT and CAR T cell therapy permitted

Exclusion criteria:
- No prior CD47/SIRPα investigational therapy
- No chronic systemic immunosuppressive therapy

Part A objectives

- To determine MTD/RP2D
- To assess safety


CC-95251 QW[a]
All 28-day cycles
C1
C2
C3
C4
C5
C6
C7
C8
C1: D1, 8, 15, 22
C2-5: D1
C6-24: D1 of every other cycle
Rituximab[a,b]


Dose escalation
Dose expansion
CC-95251 3 mg/kg + rituximab n = 3
CC-95251 10 mg/kg + rituximab n = 7
CC-95251 20 mg/kg + rituximab n = 7
CC-95251[c] + rituximab in DLBCL
CC-95251[c] + rituximab in FL

[a]Administered intravenously. [b]375 mg/m2; [c]Administered at/below the MTD.

Abstract 2493: Interim results from the first clinical study of CC-95251, an anti-signal regulatory protein alpha (SIRPα) antibody, in combination with rituximab in patients with relapsed and/or refractory non-Hodgkin lymphoma (R/R NHL) Paolo Strati, et. al. ASH 2021.

Bristol Myers Squibb

CAR, chimeric antigen receptor; DLBCL, diffuse large B-call lymphoma; ECOG PS, Eastern Cooperative Oncology Group performance status; FL, follicular lymphoma; MTD, maximum tolerated dose; NTD, non-tolerated dose; PK, pharmacokinetics; QW, weekly; RP2D, recommended phase 2 dose; SCT, stem cell transplant.

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36

Biotherapeutic

CC-95251: Encouraging Early Profile in NHL

Baseline patient characteristics	All patients (N = 18)
Age, median (range), years	69 (30-84)
Tumor types, n (%)	
DLBCL	14 (78)
FL	2 (11)
MCL	1 (6)
MZL	1 (6)
Prior systemic therapies, median (range)	4 (1-7)

Common TEAEs (> 20 % all grade)	All-cause		Treatment-related[a]	
	Any grade n = 17[b]	Grade ≥ 3 n = 17[b]	Any grade n = 17[b]	Grade ≥ 3 n = 17[b]
Hematologic TEAEs, n (%)				
Neutropenia	11 (64.7)	9 (52.9)	9 (52.9)	8 (47.1)
Thrombocytopenia	4 (23.5)	1 (5.9)	3 (17.6)	0
Non-hematologic TEAEs, n (%)				
Infection	9 (52.9)	4 (23.5)[c]	3 (17.6)	1 (5.9)
Hypokalemia	6 (35.3)	0	0	0
Hypomagnesemia	6 (35.3)	0	1 (5.9)	0
Fatigue	5 (29.4)	0	3 (17.6)	0
Headache	5 (29.4)	0	2 (11.8)	0
Infusion-related reaction	5 (29.4)	0	2 (11.8)	0
Nausea	5 (29.4)	0	1 (5.9)	0
AST elevation	4 (23.5)	0	4 (23.5)	0
Hypophosphatemia	4 (23.5)	0	1 (5.9)	0
Increased creatinine	4 (23.5)	0	0	0

Best overall response


100
80
60
40
20
0
Patients (%)
ORR = 41%
CR 12%
(n = 2)
PR 29%
(n = 5)
Overall (n = 17)d

Strati P, et al. Interim results from the first clinical study of CC-95251, an anti-signal regulatory protein alpha (SIRPα) antibody, in combination with rituximab in patients with relapsed and/or refractory non-Hodgkin lymphoma (R/R NHL) ; To be presented at ASH 2021. Abstract 2493.

[a]Related to CC-95251; [b]Safety population; [c]Including a grade 5 septic shock not related to treatment; [d]Efficacy-evaluable population.
AST, aspartate aminotransferase; CR, complete response; DLBCL, diffuse large B-cell lymphoma; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; ORR, overall response rate; PR, partial response; TEAE, treatment-emergent adverse event.

Bristol Myers Squibb
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Biotherapeutic

BMS-986415: Novel IL-12 Fc Linking Innate and Adaptive Immunity in the Tumor Microenvironment

BMS-986415 (IL-12 Fc) - Phase IA


IFN-γ
NK cell
IL-12 Fc-fusion protein
p40 p35
IL-12 subunits
Fc domain
APC
IL-12
IL-12 receptors
↑Effector cell function and cytotoxic activity
↑Tumor cell death
↑Proinflammatory cytokines
Tumor cells
IFN-γ
T-cell

Dragonfly THERAPEUTICS

August 2020: Exclusive Global License for Dragonfly's IL-12 Investigational Immunotherapy

Interleukin-12 (IL-12)

- Pleiotropic effects on innate and adaptive immune cells within the TME
- Striking antitumor activity in a variety of preclinical models (monotherapy and in combination)

Therapeutic Challenge

- Narrow therapeutic index with systemically delivered IL-12

Solution: BMS-986415

- Monovalent IL-12 Fc fusion protein
- Extended half-life prolonged IFNγ PD response, broadening therapeutic index
- First-in-class opportunity

Bristol Myers Squibb
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Preclinical mouse surrogate molecule shows extended PK prolongs PD and provides single agent efficacy

Biotherapeutic

Preclinical Highlights

Prolonged and Moderate (Peripheral) IFNγ response

mDF6006 (1 µg single dose)


mDF6006
IL-12
IFN-γ
IL-12 (ng/mL)
IFN-γ (pg/mL)
Days
0
100
200
300
400
0
2000
4000
6000
8000
10,000
0
2
4
6
8
10

CT26: Checkpoint-nonresponsive Model


Tumor volume (mm³)
Days
Isotype[b]
anti–PD-1[c]
mDF6006[d]
mDF6006/anti–PD-1
**
**
ns
0
500
1000
1500
2000
0 7 10 13 16 19 22 25 28 31 34

CT26: Large Tumors


Antitumor activity in CT26[a] model
Isotype control
mDF6006 1 µg QW
10/10 CRs
Tumor volume (mm³)
Days
≈ 815 mm³
0
500
1000
1500
2000
2500
0 15 20 30 40 50 60 70 80 120

mDF6006 (mouse surrogate of BMS-986415, 1 µg weekly IP or SQ)

Tumor volumes are mean values with SEM. $^{*}P = 0.0002$, $^{**}P < 0.0001$ with 2-way analysis of variance.

[a]CT26-20.7 subline expressing Tyrp1 tumor-associated antigen; [b]Two mice were removed from the isotype group (1 on day 15 and 1 on day 19) due to tumor rupture; [c]One mouse was removed on day 19 due to tumor rupture; [d]One mouse was removed on day 27 due to tumor rupture.

Gutierrez, E. et al. *Cancer Res* July 1 2021 81 (13 Supplement) 1714 Poster presentation at the American Association for Cancer Research Annual Meeting; April 10-15, 2021 and May 17-21, 2021; Philadelphia, PA, USA.

Bristol Myers Squibb™
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   Study progress: Dose escalation ongoing, no dose limiting toxicities to date  Mono escalation: Enrolling  BMS-986415: Study status and updates  40  Combination escalation with nivolumab: Enrolling  Biotherapeutic

 Biological Rationale for Targeting the IL-8 Pathway  Primary Hypothesis (Role of IL-8 in Immunosuppressive Tumor Microenvironment):IL-8 blockade will relieve immune suppression induced by PMN-MDSC to enhanced anti-tumor immunity in combination with nivolumab   41  Bakouny, Z., Choueiri, T.K. IL-8 and cancer prognosis on immunotherapy Nat Med 26, 650–651 (2020).  Biotherapeutic

Biotherapeutic

Role of IL-8 in Mediating I-O Resistance was Validated using Phase 3 Checkpoint Inhibitor Clinical Trials

Reduced OS in CPI Treated Patients with elevated Serum IL-8 (CM-067)


Mel: Nivo
IL-8 Subgroup <23 pg/ml ≥23 pg/ml
log-rank test
P < 0.001
HR = 2.58 (1.82–3.66)
Probability
1.0
0.75
0.50
0.25
0.0
0 6 12 18 24 30 36
Overall survival (months)
Mel: Ipi
IL-8 Subgroup <23 pg/ml ≥23 pg/ml
log-rank test
P < 0.001
HR = 2.06 (1.52–2.80)
Probability
1.0
0.75
0.50
0.25
0.0
0 6 12 18 24 30 36
Overall survival (months)

IL-8 promotes the trafficking of immunosuppressive PMN-MDSCs into TME (CM-017, CM-057)


c
MPO QIF score (AU)
4,000
3,000
2,000
1,000
0
****
IL-8 low
n = 133
IL-8 high
n = 132
b
DAPI CK IL-8 CD15 MPO

Schalper KA et al. Nat Med 2020;26:688-692

Bristol Myers Squibb

Similar findings in patients with lung, RCC and bladder cancer (NSCLC CM-017/057], RCC CM-025, bladder IMVIGOR-210/211)*

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 BMS-986253: A Novel Anti-IL-8 Monoclonal Antibody shows Preliminary Clinical Activity with Nivo in Melanoma  43  Durable stable disease and partial responses were observed in patients with melanomaPartial responses were observed in 5 of 28 patients with melanoma; all 5 patients with partial response had received prior anti–PD-(L)1, and 4 of the 5 patients had also been previously treated with anti–CTLA-4                                    100  50  -50  0  0  10  20  30  40  Weeks  Melanoma (n = 28)  Change from baseline in tumor burden (%)  50  60  70  80  Response  Progressive disease  Stable disease  Partial response  Treatment ongoing  First occurrence of PR/CR  First occurrence of PD  New lesion  c  c  c  c  b  -100                                                                                                                                                                        aPer RECIST v1.1. Response-evaluable patients, defined as all treated patients with measurable disease at baseline and ≥ 1 postbaseline tumor assessment, clinical progression, or death. 27 of 28 evaluable patients with melanoma had received prior anti–PD-(L)1; 23 of the 28 patients also had prior anti–CTLA-4; bPrior therapy included anti–PD-(L)1; cPrior therapies included anti–PD-(L)1 and anti–CTLA-4.   Davar D et al. Interleukin-8–neutralizing monoclonal antibody BMS-986253 plus nivolumab (NIVO) in biomarker-enriched, primarily anti–PD-(L)1–experienced patients with advanced cancer: initial phase 1 results. Presented at the SITC 2020 Annual Virtual Meeting; November 9–14, 2020  Biotherapeutic

Biotherapeutic

BMS-986253:Pursuing Formal Proof of Concept in a Randomized Ph2 in Post-PD(L)1-Treated Melanoma Patients

Patient Population:

Unresectable or Metastatic Melanoma, with progression on PD(L)1 inhibitor

- PD(L)1 as most recent prior therapy
- CTLA-4 Naïve

Randomize All Comers (1:1)

Stratify by serum IL-8, BRAF and LDH

Arm A: nivo/ipi/anti-IL-8

Arm B: nivo/ipi

Primary Comparison:

PFS in sIL-8+ patients

Secondary Comparison:

PFS in All-Comers

Other Endpoints:
ORR, OS

Key Study Design Elements

- ✓ Establish efficacy in refractory melanoma patients following treatment with anti-PD(L)1 inhibitors
- ✓ Robust POC study design that confirms contribution of anti-IL-8 therapy to nivo/ipi combination
- ✓ Validation of patient enrichment strategy by conducting primary analysis in sIL-8 positive
- ✓ Study design that exhibits probability of regulatory and technical success

Bristol Myers Squibb | NCT03400332: https://clinicaltrials.gov/ct2/show/NCT03400332 Not for Product Promotional Use 44

Innovation Engine provides significant opportunity for pipeline sustainability

- **Rich and deep pipeline** across modalities and therapeutic areas
- **Industry leading internal discovery platforms** across small molecules, complex biologics, protein homeostasis, and cell therapy
- **Strong complementary external network** to source emerging innovation
- **Pipeline and platform delivering tangible results** including within protein homeostasis and biologics

Bristol Myers Squibb™ Not for Product Promotional Use 45

 Samit HirawatChief Medical Officer,Global Drug Development  Late-Stage Pipeline Update

 Significant progress advancing the pipeline  Cardiovascular - Oncology - Hematology - Immunology  AHAmilvexianmavacamten  ASHBreyanziCELMoDs  Furthering development of expansion opportunities  Advancing science across all key therapeutic areas  Important new data at recent conferences    EADVdeucravacitinib  47

     Opportunity to extend our leadership in anti-thrombotics  Successful history of developing leading CV medicines  Expand into cardiomyopathies        Opportunity for sustained leadership in Cardiovascular  48    mavacamten  milvexian  Cardiovascular

       Substantial unmet need persists in thrombotic diseases  Bleeding risk currently limits usage  49  Significant opportunity for an agent with comparable or better efficacy & reduced bleeding risk over Factor Xa inhibitors  Patients with high bleed risk also at higher thromboembolic risk  Concerns today with combining OACs & dual-antiplatelet therapy  Opportunity to enhance benefit/risk  Room to advance carebeyond substantial advances of FXa  Many patients remain untreated or undertreated (with respect to anticoagulation) due to bleeding risk   Cardiovascular

   MOA supports opportunity to improve benefit/risk profile with an oral FXIa inhibitor  50  Extrinsic Pathway  Intrinsic Pathway  Tissue Factor  FVIIa  FVII  Vesselinjury  Common Pathway  FXII  FXIIa  FIX  FIXa  FX  FXa  FII  FIIa/Thrombin  FXI  FXIa    Thrombin Feedback               apixaban    milvexian    Cardiovascular

Cardiovascular

Milvexian Phase 2 trials will inform optimal dose/regimen for Phase 3 program

AXIOMATIC TKR

Total Knee Replacement (TKR) Study

Milvexian vs **enoxaparin** in patients undergoing elective total knee replacement surgery

(N=1242)

- **Positive trial**
- Full data presented at AHA 2021 & in NEJM*

AXIOMATIC SSP

Secondary Stroke Prevention (SSP) Study

Milvexian + clopidogrel + aspirin vs placebo + clopidogrel + aspirin in patients with acute ischemic stroke or transient ischemic attack

(N=2350)

- Readout expected **1H 2022**

*published November 15, 2021 at https://www.nejm.org/doi/full/10.1056/NEJMoa2113194?query=featured_home

Bristol Myers Squibb | Not for Product Promotional Use 51

                   Milvexian Phase 2 TKR trial design  Milvexian vs enoxaparin*Open-label multicenter, dose-ranging study 25 mg to 400 mg total daily dose10 to 14 day exposureStudy objectives:To demonstrate effectiveness in preventing total VTE events during treatment periodTo assess the dose response of milvexian for the occurrence of bleeding events  52      1242subjects  R    milvexian 25 mg BID(153)    milvexian 50 mg BID(150)    milvexian 100 mg BID(152)    milvexian 200 mg BID (153)    Open-Label enoxaparin SC 40 mg QD(301)    milvexian 50 mg QD†(150)    milvexian 200 mg QD(149)    milvexian 25 mg QD †(34)  *enoxaparin @ 40-mg daily dose† Milvexian 25 mg QD stopped by Operations committee, replaced by milvexian 50 mg QD  Cardiovascular

 Profile of milvexian is differentiated from existing anti-thrombotics  53  N*: based on efficacy (ITT) data set      enoxaparin, mg    milvexian, mg              N*    40 mg QD (n=252)    25 mg QD (n=28)  50 mg QD(n = 127)  25 mg BID(n = 129)  50 mg BID(N = 124)  200 mg QD (n=123)  100 mg BID (n=134)  200 mg BID (n=131)  All VTE + all death    21.4    25.0  23.6  20.9  11.3  6.5  9.0  7.6  All Bleeding, %    4.1    0  5.3  1.4  4.7  6.1  4.7  3.4  Major or CRNM Bleeds    1.7    0  1.3  0  1.4  0.7  0.7  0.7  - Major    0.3    0  0  0  0  0  0  0  - CRNM    1.4    0  1.3  0  1.4  0.7  0.7  0.7  - Minor    2.7    0  4.0  1.4  3.4  5.4  4.7  2.7    Robust efficacy with clear dose-response  Low risk of bleeding  No major bleeds observed in milvexian arms  No dose response in bleeding observed in doses ≥50 mg -> distinct from existing anticoagulants  Note: CRNM bleeds = clinically relevant non-major bleeds  Cardiovascular

 Scientific community recognizes important data for Milvexian, potential next generation anti-thrombotic  54  Cardiovascular

 Milvexian Phase 2 SSP trial design  55  Topline data expected 1H 2022  Study objectives:Provide data on top of dual anti-platelet therapyAssess longer exposure — up to 90 day treatmentFurther insight into efficacy and bleeding profile    \                2350subjects  R    Arm A – placebo + 100 mg aspirin + 75 mg clopidogrel    Arm B – milvexian 200 mg BID + 100 mg aspirin + 75 mg clopidogrel    Arm C – milvexian 100 mg BID + 100 mg aspirin + 75 mg clopidogrel    Arm D – milvexian 50 mg BID + 100 mg aspirin + 75 mg clopidogrel    Arm F – milvexian 25 mg QD + 100 mg aspirin + 75 mg clopidogrel    Arm E milvexian 25 mg BID + 100 mg aspirin + 75 mg clopidogrel  Cardiovascular

       Multiple potential opportunities for novel antithrombotic  Anti-platelets1SSPACSCAD/PAD  Factor Xa1VTEAFIB  Potential universe of indications    Milvexian  Optionality for Ph3 program pending SSP Ph2 results    SSP = secondary stroke prevention; ACS = acute coronary syndrome; CAD = coronary artery disease; PAD = peripheral artery disease; VTE = venous thromboembolism (prevention and/or treatment-related indications); AFIB = atrial fibrillation  1Represents indications with majority of usage  56  Cardiovascular

Cardiovascular

Milvexian: significant opportunity for next generation anti-thrombotic

Opportunity to improve outcomes for patients on existing treatments	• Similar or better efficacy • Better bleeding profile
TKR Phase 2 data demonstrate differentiated anti-thrombotic profile	• Clear benefit over enoxaparin • No major bleeds observed; no dose response in bleeding ≥50mg BID
SSP data expected 1H 2022	• Expected to further define the profile
Registrational program planning in progress	• Ph3 program expected to begin as early as 2H 2022

Bristol Myers Squibb™

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Cardiovascular

Significant unmet need for symptomatic HCM

Hypertrophic cardiomyopathy (HCM) disease profile

- Thickening of the heart muscle due to:

  hypercontractility – impaired relaxation – hypertrophy

- Affects 1 in 500 people; most common genetic heart disease

  Symptoms include: palpitation, dizziness, breathlessness, tiredness, chest pain, sudden cardiac arrest

Typical age of diagnosis in the ~40s-50s	Subset of patients have severe symptoms	Diagnosed by echo-cardiogram

- Current therapeutic options limited to symptom-treating generic drugs (e.g., beta-blockers)


A

Normal Heart


B

Hypertrophic Heart

- LVOT[1] obstruction
- Decreased left ventricular volume
- Thickened heart muscle and septum

Currently no approved medicines that address underlying disease

1. LVOT = Left ventricular outflow tract

Source: Olivotto. Lancet. 2020; Maron. NEJM. 2018; Marian. Circ Res. 2017; Maron. J Am Coll Cardiol. 2016; Veselka. Lancet. 2016; Maron. J Am Coll Cardiol. 2015; Ahmad. Annu Rev Genomic Hum Genet. 2005; Maron. JAMA. 1999; Maron. Circulation. 1995.

Bristol Myers Squibb
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Cardiovascular

Mavacamten: a potential first-in-class medicine that addresses underlying disease in oHCM

ESC 2020: Positive Ph3 results from EXPLORER-HCM

- Marked improvements in cardiac function & symptoms: 65% pts improved by ≥ 1 NYHA class (vs 31% with placebo)
- Clinically meaningful reduction in LVOT gradients; sustained reduction in key cardiac biomarkers
- Positive impact on health status
- Well tolerated safety profile

ACC 2021: Long-term data from the EXPLORER cohort of MAVA-LTE show durability of improvement & confirm safety profile

PDUFA:

Jan 28, 2022

NYHA = New York Heart Association

Bristol Myers Squibb

Olivotto, et al, Lancet 2020
Rader, et al, J Am Coll Cardiol, 2021 May, Supplement

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Cardiovascular

Expanding the oHCM label with VALOR-HCM

VALOR-HCM Study Design


Patients with symptomatic oHCM, eligible for SRT*
N=100 (US only)
1:1 Randomization
Treatment phase
32 wks
mavacamten
2.5,5,10,15 mg QD
placebo
(thru wk 16)
mavacamten
2.5,5,10,15 mg QD
Long-term extension to wk 136

- Potentially registrational trial
- Demonstrate mavacamten's potential in high-risk patients and prevent the need/eligibility for highly invasive SRT
- Data expected in 2022

Primary Endpoint

Composite of

- decision to proceed with SRT prior to or at wk 16+
- SRT guideline eligible at wk 16, but declined

* Septal reduction therapy

Bristol Myers Squibb | Desai, et al, Am Heart J, Sep 2021

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Cardiovascular

Data from MAVERICK, & MAVERICK cohort of MAVA-LTE support Ph3 initiation in nHCM in 2022

ACC 2020:
Positive Ph2 results from MAVERICK-HCM

- Improvement in myocardial wall stress, as measured by NT-proBNP cardiac biomarker
- Well tolerated safety profile

AHA 2021 (abstract #9685)

Long term data demonstrate:

- Sustained NT-proBNP reduction
- Improvement in cardiac fill & function, as measured by E/e' & LAVI
- No new safety signals


Median (IQR) NT-proBNP over time in the total population (N = 43)
NT-proBNP, ng/L
1500
1000
500
0
678
402
294
338
353
362
282
Baseline
Wk 4
Wk 8
Wk 12
Wk 24
Wk 36
Wk 48

Ho, et al, J Am Coll Cardiol, Jun 2020
Note: E/e' is an echocardiographic measure of filling pressures in the heart; LAVI = left ventricular volume index

Bristol Myers Squibb
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 Mavacamten indications and pipeline opportunities  62  P1  P2  P3  Mavacamten has potential to make a significant impact in the CV space, starting with oHCM    EXPLORER-HCM  oHCM NYHA ClassII & III completed  oHCM potential SRT alternative    VALOR-HCM    MAVERICK-HCM and MAVA-LTE  nHCM    EMBARK-HFpEF  Precision diastolic disease (HFpEF)  oHCM PDUFA: January 28, 2022  Topline data expected in 2022  Ph2 MAVERICK & MAVA-LTE data informing plans to initiate Ph 3 in 2022  Ph2 POC initiated  Cardiovascular

 Advance broad early pipeline  Leverage leading expertise in hematology  Expand key new medicines        Opportunity to advance leadership in Hematology  63    Hematology

Hematology

Upcoming ASH data support important progress advancing hematology pipeline

Breyanzi

1st cell therapy to demonstrate benefit over SOC

2L LBCL data (TRANSFORM) (presentation #91)

Iberdomide

Iber+dex in 4L+ MM patients (presentation #162)
Profile supports advancing therapy in earlier lines

CC-92480

CC-92480+bort+dex in 4L+ MM patients (presentation #2731)
Differentiated potency supported by encouraging clinical combination data

Encouraging new data on early pipeline assets

GPRC5D CAR T (MSKCC abstract #153204)

CC-99282 (presentation #3574) & SIRPα (presentation #2493)

Bristol Myers Squibb™ Not for Product Promotional Use 64

 Breyanzi TRANSFORM data: demonstrates further potential of Cell Therapy treatments   65  Supports Breyanzi as potential new SOC for 2L treatment in R/R LBCL  mEFS = 10.1 (95% CI, 6.1–NR); HR=0.349;P < 0.0001   Primary endpoint: mEFS  ORR = 86% (95% CI, 77%–92.3%)P < 0.0001   Secondary endpoint: ORR    First therapy to demonstrate benefit vs. SOCStatistically significant & clinically meaningful improvement in primary & and key secondary endpointsNo new safety concerns:  CRS all grades: 49% CRS Gr3:< 1%NE all grades: 12% NE Gr3: 4%   Data from ASH abstract  Hematology

 Continuing to expand Breyanzi  Best-in-class CD19*Strong efficacy demonstrated in 2L and 3L+ LBCLDifferentiated side effect profile, incl. low rates of CRS & NE  66  Registrational program & data availability  TRANSFORM 2L TE (Breyanzi vs SOC)  TRANSCEND-CLL-004   Phase I  Phase II  Pivotal  PILOT 2L TNE (single arm)  TRANSCEND FL 3L+  ASH 2021  LBCL   iNHL (FL & MZL)  3L+ CLL  2022  2023  2021  2L+ CLL  Study planned  Hematology  *lower rates of Gr3/4 CRS and NE

 CELMoDs could replace the current foundation of care  67  1L  2L  3L  4L  Revlimid today    Pomalyst today  Replace Revlimid as foundation of frontline multiple myeloma treatment  Iberdomide vision  Replace Pomalyst as foundation of treatment in relapsed refractory multiple myeloma (RRMM)  CC-92480 vision  Success Factors  Demonstrate superiority to IMiD agents (Revlimid, Pomalyst)Combine CELMoDs broadly with existing SoCEstablish proprietary novel combinations to displace SoCDevelop multiple assets to enable sequential treatment  Data to be presented at ASH support strategy      Hematology

Hematology

Iberdomide: CC-220-MM-001: Phase 1b/2a study design

Phase 1: Dose Escalation

- RRMM, prior len or pom
- Prior proteasome inhibitor
- Documented PD during or within 60 days of last anti-myeloma therapy

Cohort A: iber (iber: 0.3mg qd-1.0mg qd)
Cohort B: iber + dex (iber: 0.3mg to 1.6mg qd)
Cohort E: iber + dara + dex (iber: 1.0mg qd-1.6mg qd)
Cohort F: iber + bort + dex (iber: 1.0mg qd-1.6mg qd)
Cohort G: iber + cfz + dex (iber: 1.1mg qd)

Phase 2: Dose Expansion

Cohort C: iber (RP2D)	
Data at ASH 2021	
Cohort D: iber (1.6mg qd, RP2D) + dex	Refractory to 3+ prior regimens incl: Len, Pom, PI, glucocorticoid & CD38; excl. prior BCMA therapy
Cohort I: iber (1.6mg qd, RP2D) + dex (post-BCMA)	Refractory to 3L+, post BCMA

Study endpoints:

- **Primary:** to determine MTD/RP2D and efficacy
- **Secondary:** to assess safety

Bristol Myers Squibb

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Hematology

Iberdomide + dex: Profile to date supports advancing combination therapies into earlier lines of treatment


Cohort D
ORR
26.2%
Cohort I
ORR
25%
Response, n (%)
100
80
60
40
20
0
1 (0.9)
8 (7.5)
19 (17.8)
11 (10.3)
46 (43)
15 (14)
7 (6.5)
1 (4.2)
1 (4.2)
4 (16.7)
4 (16.7)
8 (33.3)
4 (16.7)
2 (8.3)
iber +dex
(n = 107)
iber + dex post
anti-BCMA
(n = 24)
sCR
CR
VGPR
PR
MR
SD
PD
NE

Manageable safety profile

	Cohort D
Grade 3-4 TEAEs:	
neutropenia	44.9%
anemia	28%
thrombocytopenia	21.5%
leukopenia	20.6%
GI disorders	5.6%
fatigue	2.8%
rash	1.9%
dose interruptions due to TEAEs	52.3%
dose reductions due to TEAEs	18.7%
discontinuances due to TEAEs	4.7%*

*No pts discontinued iber due to neutropenia

- Encouraging response rates in a 4L+ population, including those pts refractory to IMiDs
  - 25% in patients who are post-BCMA treatment
- Favorable tolerability profile support combination therapy; e.g., low rates of GI, fatigue, rash, discontinuations

Bristol Myers Squibb | Note: all data shown on slide per ASH 2021 abstract; data to be presented

Not for Product Promotional Use 69

   Iberdomide triplet combinations: Promising responses & manageable safety profile in heavily pretreated patients  70  ORRa 45.9%  ORRa 56%  ORRa 50.0%  aPR or better; bIncludes neutropenic sepsis. Lonial S, et al. Oral presentation at EHA 2021; abstract S187  Cohort E  Cohort F  Cohort G  Favorable safety profile    Grade 3 TEAEs   Cohort E  Cohort F  Cohort G  neutropenia  66.7%  28.0%  33.3%  anemia   20.5%  12.0%  0%  thrombocytopenia   12.8%  24.0%  11.1%  febrile neutropeniab  5.1%  0%  0%  fatigue  2.6%  0%  11.1%  diarrhea  2.6%  4.0%  0%  rash  0%  4.0%  0%  infections  15.4%  20%  33.3%  Data support moving into earlier lines  Increased response rates in combination with multiple standard MM therapiesFavorable tolerability maintained, e.g. fatigue, diarrhea, rash  Hematology

Hematology

Iberdomide: Plans to develop as a new backbone in early line MM

		Expected initiation timing
2L+	**EXCALIBER RRMM:** Iber+dara+dex vs. dara+bort+dex	1H 2022
NDMM	**Post transplant maintenance:** Iber vs. Revlimid	2023
NDMM	**EXCALIBER NDMM (TNE):** Iber+bort+dex / iber+dara+dex, vs. RVd	2023

Bristol Myers Squibb™ Not for Product Promotional Use 71

Hematology

CC-92480-MM-002: study design and objective

Phase 1: dose escalation

Key eligibility criteria (Cohort A)

- RRMM; 2-4 prior regimens including LEN
- Disease progression during or after their last antimyeloma therapy

Cohort A
CC-92480[a] + bort + dex

Cohort B
CC-92480 + dara + dex

Cohort C
CC-92480 + cfz + dex

Cohort H
CC-92480 + elo + dex

Cohort I
CC-92480 + isa + dex

Phase 2: dose expansion[b] (1-3 prior lines)

Cohort D
CC-92480[c] + bort + dex

Cohort E
CC-92480[c] + dara + dex

Cohort F
CC-92480[c] + cfz + dex

Cohort J
CC-92480[c] + elo + dex

Cohort K
CC-92480[c] + isa + dex

Cohort G/NDMM
CC-92480[c] + bort + dex

Study endpoints

- **Primary**: to determine MTD/RP2D and to assess safety and preliminary efficacy
- **Secondary**: to evaluate additional efficacy measures

ClinicalTrials.gov: NCT03989414
EudraCT: 2018-004767-31

[a]0.3, 0.6, or 1.0 mg given orally on days 1-14 of each 21-day cycle. [b]If the threshold for minimum ≥ VGPR rate for Cohort D is met, an additional cohort may be opened to evaluate CC-92480 + BORT + DEX in TE NDMM patients; [c]At RP2D.
BORT, bortezomib; CFZ, carfilzomib; DARA, daratumumab; DEX, dexamethasone; ELO, elotuzumab; ISA, isatuximab; LEN, lenalidomide; MTD, maximum tolerated dose; NDMM, newly diagnosed multiple myeloma; RP2D, recommended phase 2 dose; TE, transplant eligible.

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Hematology

Differentiated potency for CC-92480 supported by encouraging clinical combination data

CC-92480 & dex:

Scan from expansion phase

CT at screening | CT post treatment



Patient with EMP, extramedullary plasmacytoma

CC-92480 triplet combination:

Strong response rates & favorable safety mainly in 4L+



ORR[a] 73.7%
Response, n (%)
100
80
60
40
20
0
3 (15.8)
1 (5.3)
2 (10.5)
8 (42.1)
5 (26.3)
sCR
CR
VGPR
PR
SD
CC-92480 + bort + dex (N = 19)

Safety	CC-92480 + bort + dex
neutropenia Gr 3-4	36.9%
thrombocytopenia Gr 3-4	21.1%
anemia Gr 3-4	10.5%
hyperglycemia Gr 3-4	10.5%
insomnia Gr 3-4	10.5%

All data shown per ASH 2021 abstract; data to be presented

- The median duration of response was 10.4 (5.5-not reached) months
- Median time to response was 0.95 (0.7-3.3) months

[a]PR or better; C, cycle; CBR, clinical benefit rate; CR, complete response; DCR, disease control rate; Exp, exposed; MR, minimal response; NE, not evaluable; ORR, overall response rate; PD, progressive disease; PR, partial response; Ref, refractory; reg, regimen; sCR, stringent complete response; SD, stable disease; VGPR, very good partial response.

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 CC-92480: Potential opportunity to replace Pomalyst for 2L+ MM patients  74  4L+  CC-92480 + dex  Status:  Ph2 ongoing to inform Ph3 program  CC-92480+Vd vs PVd; CC-92480+Kd vs Kd  2L+  Expected to initiate registrational trials in 2023  CC-92480 + dex + bort / cfz / dara / isa / elo  Ph2 ongoing to inform Ph3 program  Hematology  POC  Registrational  2L+

Hematology

Advancing our BCMA portfolio

Immune Cell Engagers

T-Cell Engager CC-93269

- Encouraging early IV data
- Program now focused on subcutaneous formulation to maintain efficacy & reduce CRS

NK-Cell Engager BMS-986392[1]

- New asset in Ph1
- Potential potent tumor killing ability & less CRS

Antibody Drug Conjugate

ADC CC-99712[2]

- Designed to avoid toxicity associated with other BCMA ADCs
- Currently in dose ranging studies

CAR T

Abecma (idecabtagene vicleucel)

- In market with 1st in class BCMA CAR T[3] with strong demand
- New wave of innovation with NEX T enables manufacturing efficiencies

[1] In partnership with Dragonfly
[2] In partnership with Sutro
[3] In partnership with 2seventy bio

Bristol Myers Squibb

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Hematology

Important progress advancing our Multiple Myeloma strategy

Strategic objectives

Potential to improve upon IMiD agents and create new backbone

CELMoD agents

Redefine SoC across lines of therapy

Combinations

Establish BCMA as the optimal MM target

BCMA targeting agents

Continued innovation from early pipeline, e.g. GPRC5D CAR T

Bristol Myers Squibb™ Not for Product Promotional Use 76

Robust Hematology Pipeline

Phase 1

- A/I CELMoD (CC-99282)
- BCMA NKE
- ROR1 CAR T
- CK1α CELMoD
- BCMA TCE
- BCMA NEX T
- GSPT1 CELMoD (CC-90009)
- BCMA CAR T (bb21217)
- CD19 NEX T
- BET Inhibitor[1] (CC-95775)
- CD33 NKE
- BCMA ADC
- Anti-SIRPα[1]
- GPRC5D CAR T
- CD47xCD20

Phase 2

- A/I CELMoD (CC-92480)
- iberdomide
- BET Inhibitor (BMS-986158)

Pivotal

Expansion opportunities:

- Reblozyl 1L MDS
- Rebloyzl MF
- Breyanzi 2L TE/TNE LBCL
- Breyanzi 3L+ CLL
- Breyanzi 3L+ iNHL
- Abecma 3-5L MM

Marketed

- Revlimid®
- Pomalyst® (pomalidomide) capsules 1 · 2 · 3 · 4 mg
- Empliciti (elotuzumab)
- ONUREG™ (azacitidine) tablets 300mg • 200mg
- Reblozyl® (luspatercept-aamt) for injection 25mg • 75mg
- INREBIC® (fedratinib) capsules 100mg
- Breyanzi® (lisocabtagene maraleucel) suspension for IV infusion
- Abecma® (idecabtagene vicleucel) suspension for IV infusion

[1] In development for solid tumors and hematology
[2] BMS has an exclusive option to license and/or option to acquire

Bristol Myers Squibb™
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 Diversify beyond I-O with differentiated platforms & novel MOAs  Continue to expand Opdivo / Yervoy  Extend I-O leadership through the next-generation of assets       Leverage expertise to broaden & diversify in Oncology  78    Oncology  rela+nivo FDC  bempeg  MORAb-202 ADC

Oncology

Continuing to grow Opdivo / Dual I-O

22 OPDIVO approvals

10 YERVOY approvals

11 tumors

Metastatic Setting			
Tumor/Trial	**Status**	**Tumor/Trial**	**Status**
1L Melanoma CA045-001 Opdivo + bempeg[1] vs Opdivo	1H 2022 Readout	Prostate (mCRPC) CM-7DX Opdivo + Chemo vs Placebo + chemo	2023+ Readout
1L HCC CM-9DW Opdivo + Yervoy vs sorafenib / lenv.	2023+ Readout	Subcutaneous nivolumab[2] CM-67T	2024 Readout
MSI-H CRC CM-8HW Opdivo + Yervoy	2025 Readout		

Early-Stage Setting			
Tumor/Trial	**Status**	**Tumor/Trial**	**Status**
HCC (Adj) CM-9DX Opdivo vs Placebo	2023 Readout	NSCLC (Adj) ANVIL Opdivo vs Observation	2024 Readout
NSCLC (Neo-Adj) CM-816 Opdivo + chemo vs chemo	2020 pCR ✓ 2023+ EFS ✓	NSCLC Stage 3 (Unresectable) CM-73L Opdivo mono, O+Y vs Imfinzi	2023+ Readout
Renal (Adj) CM-914 Opdivo + Yervoy vs Placebo	2022 / 2023 Readout (Part A)	NSCLC (Peri-Adj) CM-77T Neo-adj Opdivo + chemo followed by Adj Opdivo vs chemo	2024 Readout
MIBC (Peri-Adj) CA017-078 Opdivo + Chemo, Opdivo + IDO + chemo, vs chemo	2024 Readout	Melanoma (Adj) CA224-098 Relatimab + Opdivo vs Opdivo	2025 Readout

[1] as part of collaboration with NEKTAR [2] potential applicability in both metastatic & early stage disease

Bristol Myers Squibb

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Oncology

Expanding Opdivo use in early-stage lung cancer

Multiple opportunities in early-stage lung

- Across neo-adjuvant, adjuvant and peri-adjuvant settings
- Utilizing both mono & combination approaches

ANVIL Adjuvant Opdivo	CM -77T Peri-adjuvant
CM -73L Stage 3 unresectable	CM -816 Neo-adjuvant Opdivo + chemo

CM-816: Neo-adjuvant nivo + chemo

1) Primary endpoint of pCR[a] met vs chemo


ITT (ypT0N0)[b]
OR = 13.94 (99% CI, 3.49-55.75)[c]
P < 0.0001
Difference[c]
21.6%
24.0%[d]
2.2%[d]
pCR rate (%)
40
30
20
10
0
nivo + chemo
chemo
n/N
43/179
4/179

2) Clinically meaningful EFS data in-house; to discuss with health authorities

Bristol Myers Squibb

[a] Per BIPR; pCR: 0% residual viable tumor cells in both primary tumor (lung) and sampled lymph nodes; [b] ITT principle: patients who did not undergo surgery counted as non-responders for primary analysis; [c] Calculated by stratified Cochran-Mantel-Haenszel method; [d] pCR rates 95% CI: NIVO + chemo, 18.0-31.0; chemo, 0.6-5.6

80

Oncology

Next novel I-O combination: relatlimab + nivolumab

- LAG-3 and PD-1 are distinct immune checkpoints, often co-expressed on tumor-infiltrating lymphocytes, and contribute to tumor-mediated T-cell exhaustion[1,2]
- In preclinical models, LAG-3 and PD-1 blockade demonstrated synergistic antitumor activity[1]

RELATIVITY-047 in 1L mel

	RELA + NIVO (n = 355)	NIVO (n = 359)
Median PFS, months	10.12	4.63
(95% CI)	(6.37-15.74)	(3.38-5.62)
HR (95% CI)	0.75 (0.62-0.92)	
P value	0.0055	



PFS (%)
100
80
60
40
20
0
47.7% (95% CI: 41.8-53.2)
36.0% (95% CI: 30.5-41.6)
RELA + NIVO
NIVO
0
3
6
9
12
15
18
21
24
27
30
Months
No. at risk
RELA + NIVO 355 201 163 132 99 81 75 67 30 6
NIVO 359 174 124 94 72 61 57 49 27 6

Clinical data support potential opportunities in melanoma (PDUFA: Mar 19, 2022) & beyond

Bristol Myers Squibb

APC, antigen-presenting cell; MHC, major histocompatibility complex; TCR, T-cell receptor.
[1] Woo S-R, et al. *Cancer Res* 2012;72:917-927; [2] Anderson AC, et al. *Immunity* 2016;44:989-1004

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81

 Rela + Nivo FDC: broad expansion program  82  Melanoma  NSCLC  1L – Relativity -047  Adjuvant (Stage 3/4): CA 224-098 rela+nivo vs nivo  1L: CA224 -095 rela+nivo+chemo vs pembro+chemo  HCC  1L: CA224 -106 rela+nivo+bev vs nivo+bev  2L IO naïve: CA224 -073rela+nivo vs nivo   1L: CA224 -104 rela+nivo+chemo vs nivo+chemo    In regulatory review (PDUFA: Mar 19, 2022)  Registrational study    POC to trigger registrational study         Planned; not yet enrolling  Ability to leverage ongoing data generation to inform future expansion opportunities  CRC  2L+: CA224 -123rela+nivo vsregorafenib  Oncology

Oncology

Bempeg: additional next generation I-O opportunity

Pegylated IL-2 partnered with NEKTAR Therapeutics

Melanoma

1L Mel: CA045-001
nivo+bempeg vs. nivo[1]
Readout: 1H 2022

Adjuvant Mel: PIVOT-12
nivo+bempeg vs. nivo[2]
Readout: 2025

Renal

1L RCC: PIVOT-09
nivo+bempeg vs. TKI[2]
Readout: 2H 2022

Bladder

1L cis-ineligible: PIVOT-10
nivo+bempeg[2]
Readout: 1H 2022

Peri-Surgical MIBC: CA045-009
nivo+bempeg vs. nivo vs. SOC[1]
Readout: 2023

Ongoing registrational opportunity

Note: CDP also includes earlier solid tumor studies (e.g., PIVOT-02), regional studies (e.g., Japan '010, China '016), and pediatric studies (e.g., '020) not depicted here.

[1]BMS operationalized; [2] NKTR operationalized

Bristol Myers Squibb

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Oncology

MORAb-202 is a novel folate receptor alpha ADC

Differentiated payload (eribulin)

Demonstrated single agent clinical activity across multiple tumor types

Interim analysis of Phase I study ongoing in Japan


80 40 37 NA 60 100 30 95 30 80 85 100 90 90 90 40 13 60 55 95 70
Expansion cohort is ongoing in FRα positive platinum-resistant ovarian cancer and non-small cell lung cancer (NSCLC)
FRα percentage
M score
Percentage of change from baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
0.9 PD
0.45 PD
0.9 PD
0.68 SD
0.9 SD
0.3 SD
SD 0.68
PD 0.45
SD 0.9
SD 0.3
SD 1.2
PR 0.68
PR 0.9
PR 0.3
PR 0.68
PR 0.68
PR 0.68
PR 1.2
PR 1.2
PR 0.9
CR 0.9
Breast
Endometrial
NSCLC
Ovarian
Fallopian tube
ORR*3: 46%
DCR*4: 82%
(RECIST v1.1*5)

Development plan

- In partnership with Eisai
- Tumors of interest include ovarian, NSQ NSCLC, breast, endometrial
- High addressable population based on range of FR expression

Next steps

- Evaluating dose range to optimize therapeutic index

Potential to further diversify solid tumor portfolio & extend leading position in Oncology

Bristol Myers Squibb
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Robust Oncology Pipeline

Phase 1

- AHR Antagonist (*Ikena*)[2]
- Anti-NKG2A
- Anti-TIM3
- Anti-CCR8
- Anti-OX40
- AR LDD
- Anti-CTLA-4 NF-Probody
- motolimod
- CD3xPSCA (*GEMoaB*)[2]
- STING Agonist
- Anti-IL-8
- TIGIT Bispecific
- IL-12 Fc
- TGFB Inhibitor

Phase 2

- Anti-CTLA-4 NF
- BET Inhibitor[1] (CC-90010)
- Anti-CTLA-4 Probody
- farletuzumab - eribulin ADC
- Anti-Fucosyl GM1
- LSD1 Inhibitor[1]
- Anti-TIGIT

Phase 3

- bempegal-desleukin
- linrodostat
- subcutaneous nivolumab
- relatlimab[1]

Marketed

- OPDIVO (nivolumab)
- YERVOY (ipilimumab)

>20 assets in Phase 1 / 2

[1] In development for solid tumors and hematology
[2] BMS has an exclusive option to license and/or option to acquire

Bristol Myers Squibb
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 Multiple promising early assets across immune-mediated diseases   Foundation in Immunology today  Expansion opportunities underway        Building an exciting pipeline in Immunology    Rheumatology / Gastroenterology / Dermatology    (CD)  86  (MS,UC)  Immunology  deucravacitinib  cendakimab

Immunology

Deucravacitinib has potential to become new oral standard of care in psoriasis

Deucravacitinib

A first-in-class selective TYK2 inhibitor

in moderate-to-severe psoriasis, with proven differentiation

Clinically meaningful **efficacy**

- **Superior to apremilast,** comparable to 1st generation biologics
- **Durable** responses through one year

Favorable safety and tolerability

- Consistent with its mechanism of action

Opportunity for **broad applicability** across a range of immune-mediated diseases

Filed in U.S. & EU (PDUFA Sept 2022)

Bristol Myers Squibb™

Not for Product Promotional Use 87

 Missing data were imputed using nonresponder imputation.sPGA response defined as a score of 0 or 1, with ≥2-point improvement from baseline.PASI, Psoriasis Area and Severity Index; PASI 75, ≥75% reduction from baseline in PASI; PASI 90, ≥90% reduction from baseline in PASI; PASI 100, 100% reduction from baseline in PASI; sPGA 0/1, static Physician’s Global Assessment score of 0 or 1.  Long-term data further support differentiated efficacy profile  1  2  65.1%  44.0%  19.3%  58.4%  35.5%  14.2%  PASI 75  PASI 90  PASI 100  53.6%  17.5%  1  2  sPGA 0/1  sPGA 0  52.7%  23.5%  Primary endpoint  Primary endpoint  PASI 75, PASI 90, PASI 100 responses for deucravacitinib (n=332)  Meaningful responses sustained through wk 52 across primary & secondary endpoints  sPGA 0/1 and sPGA 0 responses for deucravacitinib (n=332)  88  Not for Product Promotional Use  Immunology

Immunology

Labels for approved JAK 1,2,3 inhibitors reflect known JAK lab signature

	tofacitinib	upadacitinib	baricitinib
MOA (in vitro JAK 1-3 selectivity)	JAK 1, 2, 3	JAK 1, 2	
Anemia (Hemoglobin)	• Do not initiate in pts with < 9 g/dL • Interrupt in pts with < 8 g/dL or decrease of >2 g/dL • Monitoring for potential changes	• Do not initiate in pts with < 9 g/dL • Interrupt in pts with < 8 g/dL • Decreases to < 8 g/dL were reported in clinical studies • Monitoring for potential changes	
ALT/AST (Liver Enzyme)	• Increased incidence of liver enzyme elevation • Routine monitoring of liver tests recommended		
Lipids	• Increases in total cholesterol, LDL, & HDL • Routine monitoring recommended		

Note: Tofacitinib: maximum effects within 6 weeks; dose dependent increases in total cholesterol, LDL, HDL

Bristol Myers Squibb Not for Product Promotional Use 89

 Results through one year confirm no clinically meaningfulchanges from baseline and no JAK-like signature across lab results  Graphs display as observed data for patients randomized to deucravacitinib at baseline in PSO-1 who continued treatment until Week 52.LLN, lower limit of normal; QD, once daily; ULN, upper limit of normal.   90  8  16  0  24  52  Total Cholesterol  ULN  LLN  Mean ± SD, mg/dL  1  2  4  8  12  16  0  20  24  28  32  36  40  44  48  52  LLN  ULN  ALT  Mean ± SD, U/L  Mean ± SD, g/dL  Hemoglobin  1  2  4  8  12  16  0  20  24  28  32  36  40  44  48  52  LLN  ULN  Platelets  ULN  Mean ± SD, 109/L  1  2  4  8  12  16  0  20  24  28  32  36  40  44  48  52    Weeks  Weeks  Weeks  Weeks  LLN  Immunology

   Deucravacitinib Ph 3 study ongoing in Psoriatic Arthritis   91  Data from Phase 2  Primary endpoints:ACR20Secondary endpoints included:DAS28-CRPHAD-DI (disability index questionnaire)PASI-75  Phase 3 Program (moderately to severely-active PsA)  Deucravacitinib in Psoriatic Arthritis (PsA)  Deucravacitinib demonstrated significantly greater ACR20 responses at wk 16: 52.9% (at 6 mg) vs 31.8% (placebo)  IM011-054  IM011-055  Nominal P values for pairwise comparison vs placebo. P values in time course are for odds ratios obtained using a stratified Cochran-Mantel-Haenszel test with stratification factors (body weight and prior TNFi use) per randomization. Missing data were reported using NRI. *P = 0.0108 (12 mg). †P = 0.0021 (6 mg); P = 0.0021 (12 mg). ‡P = 0.0134 (6 mg); P = 0.0004 (12 mg). ACR20, American College of Rheumatology, 20% improvement in response; ITT, intent to treat; NRI, nonresponder imputation; QD, once daily; TNFi, tumor necrosis factor inhibitor.Included with permission from Mease PJ et al. Poster presentation at ACR Convergence 2020; November 5-9, 2020; Poster L03. 1  ACR20 at Week 16 (ITT, NRI)    p = 0.0004  p = 0.0134    Placebo      Deucravacitinib6 mg QD  Deucravacitinib 12 mg QD    Readout: 2024  Immunology

Immunology

Opportunity to evaluate the potential for deucravacitnib in two important inflammatory bowel diseases

Ulcerative Colitis

- Initial Ph2 study in moderate-to-severe UC (LATTICE-UC) did not meet primary & key secondary endpoints
- Second Ph2 trial (IM-024-127, below) to assess potential at higher dose, with opportunity to expand - data expected 2022/2023

Crohn's Disease

- Ongoing Ph2 in Crohn's Disease (LATTICE-CD)
- Data expected 2022/2023



Week 0
Endoscopy/Biopsy
Week 12
Primary endpoint
Endoscopy/Biopsy
Week 52
Endoscopy/Biopsy
Screening
Double-Blind Treatment Period
Open-Label Treatment Period
Follow-Up
R
Deucravacitinib Dose 1
Deucravacitinib Dose 2
Placebo
Open-Label Deucravacitinib
Rollover LTE study
4 weeks
12 weeks
40 weeks
4 weeks



Week 0
Endoscopy/Biopsy
Week 12
Primary endpoint
Endoscopy/Biopsy
Week 52
Endoscopy/Biopsy
Screening
Induction Period
Maintenance Period
R
Deucravacitinib Dose 1
Deucravacitinib Dose 2
Placebo
Clinical response at week 12
YES: Treat-through Deucravacitinib
YES: Treat-through Deucravacitinib
YES: Treat-through Placebo
Loss of response
OL Deucra-vacitinib
No: Switch to OL arm
OL Deucra-vacitinib
Clinical response at Wk 26
YES: Continue on OL arm
No: Discontinue IP & enter post-treatment follow-up
28 days
12 weeks
40 weeks

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Immunology

Additional expansion opportunities for deucravacitinib

Dermatology

Psoriasis
Filed in U.S. & EU

Discoid Lupus Erythematosus
Readout: 2H 2023

Psoriasis topical (Mild-to-moderate)
Phase 2 to begin mid-2022

Rheumatology

Psoriatic Arthritis
Phase 3 enrolling; Readout: 2024

Systemic Lupus Erythematosus
Readout: Early 2022

Gastroenterology

Ulcerative Colitis
IM-011-127 Phase 2 expected 2022/2023

Crohn's Disease
Readout: 2022/2023

Registrational
Ongoing Ph 2 POC
New Ph 2 POC

Ability to leverage ongoing data generation to inform future expansion opportunities

Bristol Myers Squibb
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Immunology

Established IBD presence with Zeposia UC, with potential expansion to Crohn's Disease

Zeposia in IBD

Ulcerative Colitis – Currently approved in the U.S.; positive CHMP opinion

- Zeposia currently provides UC patients with efficacy comparable to biologics, and a favorable safety profile in an oral medicine

Crohn's Disease – Phase 3 trial enrolling

- Provides opportunity to benefit additional patients living with IBD
- Readout: 2024

Crohn's Ph 3 Study Design (YELLOWSTONE)

Adults with moderately to severely active CD


Study 3201
N = 400
Zeposia
N = 200
Placebo
Study 3202
N = 400
Zeposia
N = 200
Placebo
12 wk induction study
Zeposia responders or remitters are re-randomized 1:1 to Zeposia or Placebo
Zeposia
Placebo
52 wk maintenance study

Primary endpoints:

- Induction studies: Week 12 clinical remission
- Maintenance study: Co primary @ Week 52 clinical remission and endoscopic response

Bristol Myers Squibb™ Not for Product Promotional Use 94

Immunology

Continuing to build with cendakimab

High affinity IL-13 neutralizing antibody


Cendakimab
IL 13
IL 13
IL-13Ra1
IL-13Ra2
Inflammation
Fibrosis & Remodeling

- Binds to IL-13 ligand
- Inhibits IL-13Ra1 & IL-13Ra2 subunits

Potential to address both inflammation & fibrosis/remodeling

EoE Overview:
- High unmet need, currently no approved therapies
- Life altering disease for ~700k pts (combined U.S./EU5)

EoE: POC established with Ph2 data

- Significant reduction in eosinophil count; Wk 16 @ 360mg: 122.6 (baseline) to 25.5 cells/hpf
- Significant endoscopic improvement (EOE-EREF); Wk 16 @ 360mg: 9.4 (baseline) to 4.8

EoE: Currently enrolling Ph3 study; readout: 2024


Induction Phase
24 Weeks
Maintenance Phase
24 Weeks
Week 24
Co-Primary Endpoints
Week 48
Endpoints
Placebo SC (N=133)
Cendakimab 360 mg SC QW (N=133)
Cendakimab SC QW (N=133)
Placebo SC
Cendakimab 360 mg SC Q2W
Cendakimab 360 mg SC QW

Co-primary (week 24):
- Change in dysphasia days
- % of pts with esophageal eosinophils ≤ 6/hpf

Key secondary:
- % of pts with esophageal eosinophils ≤ 15/hpf
- EREFS
- EoE-HSS; mDSD composite score

Ph 2 Atopic Dermatitis POC underway

Bristol Myers Squibb

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   Emerging Immunology Pipeline  96  Phase 1  Phase 2  Phase 3  Marketed  Imm. Tolerance (Anokion)1  MK2 inhibitor  branebrutinib  IL2-CD25  iberdomide  S1PR1 Modulator  deucravacitinib  cendakimab  Anti-CD40  afimetoran (TLR 7/8 inhibitor)  TYK2 inhibitor  1 BMS has an exclusive option to license and/or option to acquire

Advancing the pipeline across all therapeutic areas

Cardiovascular

- Mavacamten
  - EXPLORER LTE presentation
- Milvexian
  - TKR Ph 2 positive data

Hematology

- CELMoDs
  - new combination data
- Breyanzi
  - TRANSFORM data

Oncology

- Advancement of Opdivo expansion programs
- Rela+Nivo FDC PDUFA date March 19, 2022

Immunology

- deucravacitinib filed in U.S. & EU; PDUFA Sept 2022

Bristol Myers Squibb™ Not for Product Promotional Use 97

Multiple exciting milestones ahead

2022 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: 1L ESCC (CM-648) approval Early-stage: Neo-adj lung EFS (CM-816) approval	**Abecma**	2L+ MM (KarMMa-2) Ph2 (POC)	**mavacamten**	oHCM approval SRT (VALOR) Ph3 Initiation of Ph3 in nHCM
relatlimab	1L melanoma approval Initiation Ph3 1Llung (CA224-095)	**CC-92480**	4L+ MM Ph1/2	**milvexian**	SSP Ph2 (POC)
bempeg	1L melanoma/1L renal/1L bladder	**deucravacitinib**	PsO U.S. approval SLE Ph2 (POC)		
Breyanzi	3L+ LBCL EU approval 3L+ CLL (TRANSCEND-CLL) Ph2	**cendakimab**	AD Ph2 (POC)		

2023/2024 Key Milestones

Opdivo (+/- Yervoy)	**Metastatic:** 1L CRPC (CM-7DX) 1L HCC (CM-9DW) **Early-stage:** Adj. HCC (CM-9DX) Adj. RCC (CM-914) Peri-adj Lung (CM-77T) Peri-adj MIBC (CM-078) Adj. NSCLC (ANVIL, Co-op group)	**relatlimab**	2L HCC (POC)	**deucravacitinib**	PsO EU approval PsA Ph3 CD & DLE Ph2 (POC) 2nd Ph2 in UC IM011-127
		bempeg	Neo-adj. CIS-ineligible MIBC	**cendakimab**	EoE Ph3
		Breyanzi	3L+ FL TRANSCEND Ph2	**Zeposia**	CD Ph3 Induction/Maintenance
		Abecma	3L+ MM (KarMMa-3) Ph3	**mavacamten**	HFpEF Ph2 EMBARK (POC)
		CC-93269	Initiation of pivotal trial		
		iberdomide	Initiation of NDMM Ph3 H2H vs. Rev		
		CC-92480	Initiation of Ph3 triplet 2L+ MM (w/ Vd, Kd)		
		Reblozyl	1L MDS (ESA naïve) COMMANDS Ph3 MF INDEPENDENCE Ph3		

Milestones represent data read-outs unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

Bristol Myers Squibb | Not for Product Promotional Use 98

 Program will reconvene following a short break (10 min)

 Chris BoernerChief Commercialization Officer  Commercial Opportunities

     Building blocks of our Continuing Business  deucravacitinib  $3B+  $4B+  Key in-line growth drivers  Key pipeline  $1B+  mavacamten  rela+nivo FDC  Broad New Product Portfolio with significant non-risk adjusted revenue* potential in 2029  + Expansion opportunities across multiple assets  milvexian  BCMA TCE  cendakimab  bempeg  iberdomide  MORAb-202  CC-92480  101  *subject to positive registrational trials and health authority approval

 In-line growth drivers contribute $8B to $10B growth from 2020-2025  $8.7B 2020 Combined SalesContinued growth opportunity:  102  Drive leadershipin NOAC class  ExpandNOAC class  Increasetreated population   A standard of care across 11 tumors   $9.2B 2020 SalesContinued growth opportunity:  Maintain leadership in Melanoma & RCC  Expand in metastatic disease incl. Lung & GI  Lead evolution inearly-stage disease  Enabled by strong cardiovascular infrastructure

   Milvexian  Ability to extend leadership in thrombotic diseases with milvexian  103  Building upon history of successful partnerships in CV  Peak global sales:$7.1B (2011)  FY global sales:$9.2B (2020)  Potential to widely span arterial & venous diseasesOpportunity to launch prior to Eliquis LOE in 20281  Potential next-generation anti-thrombotic    1 In the U.S.: Subject to additional appeals and challenges

Positive feedback from cardiologists on mavacamten

Unmet need

- Physicians recognize a need for options that address underlying disease vs. treat symptoms
- Desire by patients & physicians to improve cardiac function and quality of life

Mavacamten perception

✓ Mava targets the underlying pathophysiology of the condition, unlike other treatment methods
✓ Recognition of magnitude of improvement in efficacy measures

> "Mavacamten is the first therapeutic candidate to target the heart muscle proteins… with the intent of correcting the abnormal function of the heart."
>
> Dr. Daniel Jacoby, M.D.
> Yale School of Medicine

> "The extraordinary data from the EXPLORER pivotal trial confirm mavacamten's ability to relieve dynamic outflow obstruction, control symptoms and improve quality of life in patients"
>
> Dr. Iacopo Olivotto, M.D.
> Careggi Univ. & lead investigator, EXPLORER-HCM

Bristol Myers Squibb | Not for Product Promotional Use 104

$4B+ 2029 NRA sales potential for mavacamten

HCM patient population	**1.3M** patients[1]		
Significant HCM pts with obstructive disease (requiring chronic treatment)	**60-70%**		
Opportunity to increase diagnosis rate over time	Today **20-25%**	Future **Roughly double**	% Pts Symptomatic **60-80%**

Opportunity to drive significant penetration with a strong profile based on EXPLORER

Favorable landscape

- No current treatment that treats underlying condition
- No differentiated competitors on horizon
- Concentrated prescriber base at launch

+ nHCM & additional expansion indications

NRA sales in 2029:

>$4B

[1]U.S./EU5 market prevalence
NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval

Bristol Myers Squibb | Not for Product Promotional Use 105

Deucravacitinib's differentiated profile in psoriasis resonates with dermatologists

Based on interview & survey responses for POETYK data in psoriasis:

MOA

- Recognized as **novel**

Efficacy

- Viewed as compelling
- Comparable to first-generation biologics
- Superior to current oral therapy

Once-daily dosing

- Perceived as **more convenient** than current SOC

Safety

- Tolerable, with favorable safety profile
- Viewed as **differentiated** from JAK inhibitors
- No lab monitoring requirement is an important feature

Bristol Myers Squibb™
Not for Product Promotional Use 106

Deucravacitinib's superior profile positioned to become oral of choice in psoriasis & may accelerate switch from topicals

~1.9M Patients	~0.4M Patients	~0.4M Patients
Topicals*	Current Orals**	Injectables

Deucravacitinib

- ✓ **Superior efficacy** vs Otezla
- ✓ **Durable** responses through 1 year
- ✓ **Favorable safety** & tolerability
- ✓ **Ease of initiation**

Source: Decision Resources Group PsO Report; Symphony Health Claims data 2020 (US); BMS Internal Estimates

Note: Numbers indicate patients on any prescribed treatment (systemic, topical, advanced) in G7 countries
*Includes patients treated with Topicals and Phototherapy only
**Orals include Otezla, Methotrexate, Cyclosporine and di-methyl fumarate (Mainly in Germany)

Bristol Myers Squibb
Not for Product Promotional Use 107

Significant sales potential in moderate-to-severe psoriasis

Large patient population	~3M patients[1]
Opportunity to expand systemic oral market	By ~10% e.g., through earlier discontinuation of topicals
Opportunity to establish oral-of-choice	Biologic-like efficacy superior to existing oral SoC Favorable safety and tolerability profile • differentiated from JAK inhibitors • better GI profile compared to existing oral SoC

[1]Represents combined U.S./EU5 patient prevalence numbers

Bristol Myers Squibb™
Not for Product Promotional Use 108

$4B+ 2029 NRA opportunity to treat patients with immune-mediated diseases with deucravacitinib



Opportunity to become oral of choice in mod-to-severe PsO
Broaden into Rheumatology, GI & beyond
~3M Pts
Psoriasis (Moderate-to-Severe)
+2M Pts
Psoriatic Arthritis
+1M Pts
Lupus
+2M Pts
IBD
Mod-Severe (UC/CD)
>$4B
NRA sales in 2029
2022
2023
2024
2025
2026
2027
2028
2029

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval

Bristol Myers Squibb
Not for Product Promotional Use 109

Reblozyl has $4B+ non risk adjusted sales potential in 2029

Reblozyl®
(luspatercept-aamt)
for injection 25mg • 75mg

Currently approved in

- Transfusion dependent beta-thal
- 2L RS+ MDS

Opportunity to drive growth in current indications:

- Increase share in ESA refractory population
- Increase adherence
- More frequent monitoring & earlier switching from ESA failures (NCCN update)

Potential expansion opportunities:

- 1L MDS with COMMANDS
- MF and others

Bristol Myers Squibb™

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval

Not for Product Promotional Use 110

Important opportunity to establish Reblozyl in 2L RS+ MDS

Patient population	~8K patients[1]
ESA retreatment	~50% of patients may not respond to ESAs[2]; there is potential to treat appropriate patients sooner
Drive adoption	Establish a post-ESA standard of care profile Address patients earlier in their treatment journey with continued education
Increase adherence	Demonstrated repeated periods of transfusion independence

[1]Represents combined U.S./EU5 patient incidence numbers for 2L Lower Risk MDS RS+
[2]NCCN Guidelines define no response as a lack of 1.5 gm/dL rise in hemoglobin or lack of a decrease in RBC transfusion requirement by 6 to 8 weeks of treatment.

Bristol Myers Squibb
Not for Product Promotional Use 111

$4B+ non risk adjusted opportunity with Reblozyl in 2029


Establishment of novel MoA
Expansion into 1L MDS
Entry into adjacent disease areas
+9K Pts
Myelofibrosis
+19K Pts
1L MDS[1]
~14K Pts
2L RS+ MDS[1] ~8K Pts
Beta-thal ~6K Pts
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
>$4B
NRA sales in 2029

Bristol Myers Squibb

Notes regarding patient #s: MF & MDS represent combined U.S./EU5 estimates; beta-thal represents U.S. only; noted for each indication in launch year for lead market (e.g. U.S.); patient #s do not include growth of epidemiology over time
NRA = Non-Risk Adjusted Sales, subject to positive registrational trials and health authority approval
[1] Lower risk MDS patients

Not for Product Promotional Use 112

$3B+ Non risk adjusted sales potential in 2029

ZEPOSIA® (ozanimod) | 0.92 mg capsules

Currently approved in:

- MS: #1 S1P modulator in written Rx
- UC: U.S. launch going well; positive CHMP opinion in EU

Opportunity to become the oral SOC in UC:

- Focused on increasing trialists & experience
- Step wise approach to growing & broadening access over time

Potential expansion opportunity:

- Further build presence in IBD with Crohn's disease

Bristol Myers Squibb™
NRA: Non-Risk Adjusted Sales subject to positive registrational trials and health authority approval
Not for Product Promotional Use 113

Significant expansion opportunities for Zeposia in UC

Large patient population	~1.1M patients[1]
Drive share of oral market	Establish a new oral SOC, as first S1P modulator with strong profile: • Biologic-like efficacy with favorable safety & tolerability profile • No black box warning
Expand oral market	Today ~8% — Future ~20% — Growing oral category over time at the expense of biologics
Stepwise plan to grow access	Build demand Expand access Convert to commercial dispense

Bristol Myers Squibb

[1]Represents combined U.S./EU5 patient diagnosed prevalence numbers; moderate to severe

Not for Product Promotional Use 114

Establish Zeposia as the oral standard of care in UC

2021	2022	2023

2021

Establish awareness and acceptance of new MOA

- Establish breadth & depth of trialists with differentiated oral risk/benefit profile
- Elevate patient on-boarding capabilities (e.g., patient services)

2022

Broaden access

- Accelerate share uptake by establishing new class as standard of care
- Patient engagement

2023

Expand access to first line

- Increase market growth by reaching uncontrolled patients on conventional therapies
- Launch integrated strategies reinforcing long-term data

Bristol Myers Squibb™
Not for Product Promotional Use 115

 Ongoing expansion into UC  Foundation in MS  $3B+ NRA opportunity to expand Zeposia into Crohn’s Disease over time  116  Broaden into CD        +0.9M Pts  +1.1M Pts  Crohn’s disease (Moderate-to-Severe)  Ulcerative Colitis (Moderate-to-Severe)  Multiple Sclerosis  >$3B NRA salesin 2029  0.9M Pts  Note: Patient #s represent combined U.S./EU5 estimates, noted for each indication in launch year for lead market (U.S.); does not include growth of epidemiology over time    NRA: Non-Risk Adjusted Sales subject to positive registrational trials and health authority approval

 Well positioned to unlock the full potential of Cell Therapy  117      Leading oncology company with a track record of delivering Financial flexibility to invest in current products and next generation technologies  Scale & Experience to realize potential      Favorable Market Dynamics  Strong demand & physician awareness U.S. market primed for outpatientPositive trends in access and reimbursement   Unprecedented outcomes  TRANSFORM 2L LBCL further validates approach and shows the transformative nature of Cell Therapy   BMS is the only company with approved first-in-class or best-in-class products for two distinct targetsAdvancing next generation technologies  Leading Innovation

Breyanzi has opportunity to grow into new indications & move up in treatment paradigm



Enter DLBCL
Expand into earlier lines
Broaden into other indications
~18K Pts
3L+ LBCL
+22K Pts
2L+ LBCL
+13K Pts
3L+ CLL
+19K Pts
3L+ iNHL
+22K Pts
2L CLL
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
>$3B
NRA sales in 2029

Bristol Myers Squibb

Note: Patient #s represent combined U.S./EU5 estimates, noted for each indication in launch year for lead market (U.S.); does not include growth of epidemiology over time
NRA: Non-Risk Adjusted Sales subject to positive registrational trials and health authority approval

Not for Product Promotional Use 118

$4B+ NRA opportunity with Rela+Nivo FDC, beginning in 2022 with metastatic melanoma

Near-term launch opportunity with Rela+Nivo FDC:

- Opdivo + Yervoy
- **PD-1 monotherapy** — Near-term focus in **metastatic** melanoma
- BRAF MT

+ Phase 3 opportunity in **adjuvant** melanoma

Additional opportunities:

- NSCLC
- HCC
- CRC

Ongoing data generation can inform future expansion opportunities

Not for Product Promotional Use

Source: Patient Epi from Decision Resources Group;
[1] US 2021 patient estimates; includes 1L treated patients & early-stage treatable patients
NRA: Non-Risk Adjusted Sales subject to positive registrational trials and health authority approval

[2] 1L Mel US treated patients ~10K, about one-third with IO monos;
[3] Early-Stage Mel US treatable patients ~17K; [4] 1L NSCLC US treated patients ~106K

Bristol Myers Squibb

119

 Multiple additional opportunities across therapeutic areas  Key pipeline  $1B+ NRA sales in 2029  + additional expansion opportunities across multiple assets  BCMA TCE  cendakimab  bempeg  iberdomide  MORAb-202  CC-92480  milvexian  Cardiovascular  Immunology  Oncology  Hematology  120  NRA: Non-Risk Adjusted Sales subject to positive registrational trials and health authority approval

 David ElkinsChief Financial Officer  Financial Overview

 Confidence in our future  122  Strong innovation engine with deep scientific expertise to replenish the portfolioIndustry leading commercial capabilities to maximize growth by reaching more patients with unmet medical needs Strong execution provides confidence to deliver the full potential of our commercial brands and future pipeline & reinforces ability to navigate upcoming LOEsFinancial strength and flexibility to further strengthen the portfolio and provide healthy return of capital to shareholders

BMS continues to execute against our commitments

Financial Expectations

- 2020-2025:
  - Low to mid-single digit revenue CAGR*
  - Low double-digit revenue CAGR for Continuing business*
- Operating margins low to mid 40%s**
- ~$3B of synergies by end of 2022
- $45B - $50B of free-cash flow 2021-2023**

On track based on 2021 guidance

2021 Key Milestones

Opdivo (+/- Yervoy)	*U.S./EU expected approvals:* 1L RCC (9ER) ✓, 1L GC (649, O+Chemo) ✓ adj Eso (577) ✓ adj MIBC (274) ✓
	1L Esophageal (CM-648) ✓
	Opdivo return to annual growth ✓
Relatlimab	1L Melanoma w/ Opdivo Ph3 ✓
Breyanzi	3L+ DLBCL U.S. ✓ / EU approval[3]
	2L TE ✓ and TNE DLBCL
	3L+ CLL[3]
Abecma	4L+ MM U.S.[1] ✓ / EU approval ✓
Iberdomide + dex	4L+ MM Ph 1b/2a ✓
Deucravacitinib	PsO (2nd study) Ph3 ✓ & U.S. filing ✓
	UC Ph2 (POC) ✗
Zeposia	UC U.S. ✓ / EU approval
Cendakimab	Initiation of Ph3 ✓
Factor XIa inh.	Total Knee Replacement VTEp Ph2 (POC) ✓
Mavacamten	oHCM U.S. filing ✓ & approval[2]

[1] Approved after 4 prior lines of therapy
[2] PDUFA January 28, 2022
[3] Expected in 2022

2022/2023 Key Milestones

Opdivo (+/- Yervoy)	***Metastatic*** 1L HCC (CM-9DW)
	Adjuvant Neo-adj Lung EFS (CM-816) ✓ Peri-adj Lung (CM-77T)
Bempeg	1L melanoma[3] & 1L renal
Breyanzi	3L+ Follicular lymphoma
Abecma	3L+ MM (KarMMa-3) Ph3
	2L+ MM (KarMMa-2) POC
CC-92480	4L+ MM Ph1/2
CC-93269 (TCE)	Initiation of pivotal trial
Deucravacitinib	PsO U.S./EU approval
	CD & Lupus Ph2 (POC)
Zeposia	CD Ph3
Factor XIa inh.	Secondary Stroke Prevention Ph2 (POC)
Reblozyl	1L MDS (ESA naïve) COMMANDS Ph3
Ph 1/2 Pipeline	>20 POC decisions

To be expanded to include regulatory milestones pending future registrational successes

*At constant exchange rates - Non-GAAP: there is no reliable or reasonable estimable comparable GAAP metric for this Non-GAAP forward-looking information; **Non-GAAP: there is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information

Bristol Myers Squibb
Not for Product Promotional Use 123

Strong execution reinforces our confidence in our financial targets

Total Company Growth & Revenue Profile

- Low to mid-single digit Revenue CAGR 2020-2025*
- Continuing Business ~90% of Total Revenue by 2025
- Launch Portfolio ~30% of Continuing Business by 2025

Revenue Replacement Power

- Low double-digit Revenue CAGR for Continuing Business 2020-2025*
- $25B+ NRA Revenue Potential in 2029 for Launch Brands

Financial Strength

- Operating Margins in low to mid-40s**
- ~$3B of Synergies by end of 2022
- $45 - 50B of Free Cash Flow from 2021-2023

Strong Financial Foundation and Portfolio Positioned for Growth

*at constant exchange rates - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information
**Non-GAAP - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information
NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval

Bristol Myers Squibb™ Not for Product Promotional Use 124

 Continued In-Line performance and New Product Portfolio more than offsets impact from near-term LOEs  LOE Brands = Revlimid, Pomalyst, Sprycel, and Abraxane  *At constant exchange rates – Non-GAAP. There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information    ($12B–$14B)  +$8B–$10B  +$10B–$13B  2020 Revenues  LOE Brands  In-Line Brands  Primarily I-O & Eliquis  2025 Revenues  New Product Portfolio  Growth 2020-2025Low to mid-single digit revenue CAGR*    Continuing Business  2022: Expect revenue and Non-GAAP EPS growthBy 2025, expect $10-$13B risk-adjusted opportunity from new product portfolio  125

We expect New Product Portfolio to deliver $10B-$13B of risk-adjusted revenue in 2025

Significantly de-risked portfolio:

- 9 new products: 6 approved, 3 filed
- Increased confidence in expansion opportunities
  - Zeposia launch in UC
  - Breyanzi 2L+ LBCL
  - deucravacitinib PsA Ph3 underway

2020
Onureg AML
Zeposia MS
Reblozyl 2L MDS

2021
Breyanzi 3L+ LBCL
Abecma 5L+
Zeposia UC

2022
mavacamten oHCM
deucravacitinib PsO
rela+nivo 1L Mel FDC
Breyanzi 2L LBCL

2023
Breyanzi 3L+CLL

2024
Reblozyl 1L MDS
Abecma 3-5L
Breyanzi 3L+ iNHL

2025
Zeposia CD


2025: $10B-$13B
Risk-adjusted sales
Other
deucrava
Zeposia
Breyanzi
Reblozyl
mavacamten
Abecma
Onureg
Inrebic
rela+nivo FDC

Bristol Myers Squibb
Not for Product Promotional Use 126

 Path to maintaining Operating Margins  127  *Non-GAAP - There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information    Low to mid-single digit Total Company Revenue CAGR from 2020 - 2025  Gross Margin decline tempered by growth in high-margin launch brands and I-O    Operating expenses as % sales improves as revenue growth outpaces expense growth  Operating Margins to remain in low to mid 40s through 2025*

   Strong cash flow provides for tremendous financial flexibility  128  $45B - $50Bin free cash flow 2021-2023  *Future dividend payouts subject to board authorization  Prioritizing Business Development to replenish and diversify the portfolio to drive long-term growth    Strengthening the Balance Sheet to enable greater strategic and financial flexibility     Returning cash to shareholders  Continue to execute small & mid-sized bolt-on opportunities   Reduction of debtMaintain strong investment-grade credit rating  Continued dividend growth*Opportunistic share repurchase

 Business Development remains a top priority to complement the portfolio for long-term growth  129  Deals over the last 18 months  A further diversified pipeline  Oncology  Hematology   Immunology   Cardiovascular   Neurology  Financial Discipline  Significant capacity for business development – strong rating & FCF generation Create value by leveraging leading capabilities in most strategic therapeutic areas  Will continue to execute BD in leading scientific areas of high unmet medical need

 Well positioned for future growth   130  Business continues to execute well against our financial and pipeline commitmentsStrong innovation engine for continued growth into the second half of the decadeConfident in our ability to address future LOEs   Financial strength and flexibility to further strengthen the portfolio and provide healthy return of capital to shareholders  New productsexpected to deliver $10B-$13B risk-adjusted revenue in 2025  Continued growthof new product portfolio $25B+ non-risk adjusted revenue* in 2029  Pipeline & business development targets focused in therapeutic areas with significant commercial potential         *Non-Risk Adjusted revenue subject to positive registrational trials and health authority approval

 Giovanni CaforioBoard Chair and Chief Executive Officer

 Cardiovascular  Opportunity for franchise durability and growth across all four key therapeutic areas  Oncology  Hematology  Immunology  132  New Products      Robust early-stage pipeline with 50+ assets in development  deucravacitinib*  rela+nivo FDC*  bempeg  iberdomide  milvexian  cendakimab  Inline Brands  Next Wave  mavacamten*  MORAb-202 (FRa ADC)  CC-92480  BCMA TCE (CC-93269)  * Subject to positive registrational trials & regulatory approval

Multiple exciting milestones ahead

2022 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: 1L ESCC (CM-648) approval Early-stage: Neo-adj lung EFS (CM-816) approval
relatlimab	1L melanoma approval Initiation Ph3 1Llung (CA224-095)
bempeg	1L melanoma/1L renal/1L bladder
Breyanzi	3L+ LBCL EU approval 3L+ CLL (TRANSCEND-CLL) Ph2
Abecma	2L+ MM (KarMMa-2) Ph2 (POC)
CC-92480	4L+ MM Ph1/2
deucravacitinib	PsO U.S. approval SLE Ph2 (POC)
cendakimab	AD Ph2 (POC)
mavacamten	oHCM approval SRT (VALOR) Ph3 Initiation of Ph3 in nHCM
milvexian	SSP Ph2 (POC)

2023/2024 Key Milestones

Opdivo (+/- Yervoy)	**Metastatic:** 1L CRPC (CM-7DX) 1L HCC (CM-9DW) **Early-stage:** Adj. HCC (CM-9DX) Adj. RCC (CM-914) Peri-adj Lung (CM-77T) Peri-adj MIBC (CM-078) Adj. NSCLC (ANVIL, Co-op group)
relatlimab	2L HCC (POC)
bempeg	Neo-adj. CIS-ineligible MIBC
Breyanzi	3L+ FL TRANSCEND Ph2
Abecma	3L+ MM (KarMMa-3) Ph3
CC-93269	Initiation of pivotal trial
iberdomide	Initiation of NDMM Ph3 H2H vs. Rev
CC-92480	Initiation of Ph3 triplet 2L+ MM (w/ Vd, Kd)
Reblozyl	1L MDS (ESA naïve) COMMANDS Ph3 MF INDEPENDENCE Ph3
deucravacitinib	PsO EU approval PsA Ph3 CD & DLE Ph2 (POC) 2nd Ph2 in UC IM011-127
cendakimab	EoE Ph3
Zeposia	CD Ph3 Induction/Maintenance
mavacamten	HFpEF Ph2 EMBARK (POC)

Bristol Myers Squibb

Milestones represent data read-outs unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

Not for Product Promotional Use 133

   New Product Portfolio and pipeline provide multiple pathways to growth from 2025 to 2029    New product portfolio and pipeline products will continue to provide revenue replacement power, offsetting Eliquis and I-O LOEs        Additional optionality from disciplined Business Development  Delivery of late-stage pipelineCombination of new products & high-value expansion opportunities:Reblozyl LCMdeucravacitinib LCMmavacamten LCMrelatlimab LCMmilvexianiberdomide   2025 Revenues  LOE Brands  2029 Revenues  Additional growth from New Product Portfolio  Advancing robust pipeline  Diverse, growing New Product Portfolio        Growth 2025-2029  134

 Well positioned for the near-term and long-term  135  Confident in our ability to navigate upcoming LOEs  Strong position to grow and renew our business  Strong cash flow and balance sheet strength support ability to execute disciplined business development  Significant growth potential from new product portfolio  Exciting pipeline with differentiated firstand/or best-in-class assets

Investor Meeting Q&A



Giovanni Caforio

Board Chair and Chief Executive Officer



Chris Boerner

Chief Commercialization Officer



David Elkins

Chief Financial Officer



Samit Hirawat

Chief Medical Officer, Global Drug Development



Rupert Vessey

President, Research & Early Development

Bristol Myers Squibb™ | Not for Product Promotional Use 136

     Appendix

Active Clinical Development Portfolio

	Phase 1	Phase 2	Phase 3	Marketed
Oncology	AHR Antagonist (*Ikena*)[2] Anti-NKG2A CD3xPSCA (*GEMoaB*)[2] TIGIT Bispecific Anti-CCR8 Anti-OX40 IL-12 Fc TGFß Inhibitor Anti-CTLA-4 NF-Probody Anti-TIM3 motolimod Anti-IL-8 AR LDD STING Agonist	Anti-CTLA-4 NF Anti-CTLA-4 Probody Anti-Fucosyl GM1 Anti-TIGIT BET Inhibitor[1] (CC-90010) farletuzumab - eribulin ADC LSD1 Inhibitor[1]	bempegal-desleukin linrodostat subcutaneous nivolumab relatlimab[1]	OPDIVO (nivolumab) YERVOY (ipilimumab)
Hematology	A/I CELMoD (CC-99282) BCMA NKE ROR1 CAR T CD33 NKE CK1α CELMoD BCMA TCE BCMA NEX T CD47xCD20 GSPT1 CELMoD (CC-90009) BCMA CAR T (bb21217) CD19 NEX T Anti-SIRPα[1] BCMA ADC GPRC5D CAR T BET Inhibitor[1] (CC-95775)	A/I CELMoD (CC-92480) BET Inhibitor (BMS-986158) iberdomide		Revlimid Pomalyst (pomalidomide) capsules Empliciti (elotuzumab) Reblozyl (luspatercept-aamt) ONUREG (azacitidine) Abecma (idecabtagene vicleucel) INREBIC (fedratinib) capsules Breyanzi
Cardiovascular	FXIa Inhibitor FPR-2 Agonist Cardiac Myosin Inhibitor ROMK Inhibitor	danicamtiv FA-Relaxin milvexian (FXIa Inhibitor)	mavacamten	Eliquis apixaban
Immunology	Anti-CD40 afimetoran (TLR 7/8 Inhibitor) TYK2 Inhibitor IL2-CD25 Imm. Tolerance (*Anokion*)[2]	branebrutinib MK2 Inhibitor iberdomide S1PR1 Modulator	deucravacitinib cendakimab	ORENCIA (abatacept) ZEPOSIA (ozanimod)
Fibrosis	NME	HSP47 LPA_1 Antagonist		
Neuroscience	Anti-Tau (*Prothena*)[2] BTK Inhibitor FAAH/MGLL Dual Inhibitor eIF2b Activator			
COVID-19		SARS-CoV-2 mAb Duo		

Data as of November 16, 2021

[1] In development for solid tumors and hematology
[2] BMS has an exclusive option to license and/or option to acquire

Bristol Myers Squibb
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Abbreviations

ACC	American College of Cardiology
ACR	American College of Rheumatology
ACS	Acute Coronary Syndrome
AD	Atopic Dermatitis
ADC	Antibody Drug Conjugate
Adj	Adjuvant
AE	Adverse Event
AFIB	Atrial Fibrillation
AHA	American Heart Association
AML	Acute Myeloid Leukemia
AR-LDD	Androgen Receptor Ligand Degrader
ASH	American Society of Hematology
A-Thal	Alpha Thalassemia
BCMA	B-Cell Maturation Antigen
BID	Twice a Day
B-Thal	Beta Thalassemia
CAD	Coronary Artery Disease
CAGR	Compound Annual Growth Rate
CAR T	Chimeric Antigen Receptor Therapy
CBR	Clinical Benefit Rate
CD	Crohn's Disease
CELMoD	Cereblon E3 Ligase Modulator
CLL	Chronic Lymphocytic Leukemia
CR	Complete Response
CRC	Colorectal Cancer
CRS	Cytokine Release Syndrome
CTA	Clinical Trial Application
DCR	Disease Control Rate
DLBCL	Diffuse Large B-Cell Lymphoma
DLE	Discoid Lupus Erythematosus
EADV	European Academy of Dermatology and Venereology
EFS	Event Free Survival
EoE	Eosinophilic Esophagitis
ESA	Erythropoietin Stimulating Agents
ESCC	Esophageal Squamous Cell Carcinoma
FDC	Fixed Dose Combination
FL	Follicular Lymphoma
GAAP	Generally Accepted Accounting Principles
GC	Gastric Cancer
HCC	Hepatocellular Carcinoma
HFpEF	Heart Failure w/ Preserved Ejection Fraction
IBD	Inflammatory Bowel Disease
IMiD	Immunomodulatory Drugs
IND	Investigational New Drug
iNHL	Indolent Non-Hodgkin's Lymphoma
I-O	Immuno-Oncology
ITT	Intent to Treat
LBCL	Large B-Cell Lymphoma
LOE	Loss of Exclusivity
LVOT	Left Ventricular Outflow Tract
mCRPC	Metastatic Castration-Resistant Prostate Cancer
MDS	Myelodysplastic Syndrome
mDSD	modified Daily Symptom Diary
Mel	Melanoma
MF	Myelofibrosis
MIUC	Muscle Invasive Urothelial Cancer
MM	Multiple Myeloma
MR	Minimal Response
MS	Multiple Sclerosis
MSI-H	High Microsatellite Instability
MTD	Maximum Tolerated Dose
NE	Not Evaluable
nHCM	Non-Obstructive Hypertrophic Cardiomyopathy
NKE	Natural Killer Cell Engager
NRA	Non-Risk Adjusted
NRI	Nonresponder Imputation
NSCLC	Non-Small Cell Lung Cancer
NSQ	Nonsquamous
NTD	Non-Transfusion Dependent
NYHA	New York Health Association
OAC	Oral Anticoagulant
oHCM	Obstructive Hypertrophic Cardiomyopathy
ORR	Overall Response Rate
PAD	Peripheral Artery Disease
PASI	Psoriasis Area and Severity Index
PD	Progressive Disease
PDUFA	Prescription Drug User Fee Act
POC	Proof of Concept
PR	Partial Response
PsA	Psoriatic Arthritis
PsO	Psoriasis
QD	Once Daily
RCC	Renal Cell Carcinoma
RP2D	Recommended Phase 2 Dose
RR	Relapsed Refractory
RS	Ring Sideroblasts
SAE	Serious Adverse Event
SC	Subcutaneous
sCR	Stringent Complete Response
SCT	Stem Cell Transplant
SD	Stable Disease
SLE	Systemic Lupus Erythematosus
SoC	Standard of Care
sPGA	Static Physicians Global Assessment
SRT	Septal Reduction Therapy
SSP	Secondary Stroke Prevention
TCE	T-Cell Engager
TD	Transfusion Dependent
TE	Transplant Eligible
TEAE	Treatment Emergent Adverse Events
TKR	Total Knee Replacement
TNE	Transplant Non-Eligible
TNFi	Tumor Necrosis Factor Inhibitor
UC	Ulcerative Colitis
VGPR	Very Good Partial Response
VTEp	Venous Thromboembolism Prevention

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